Exhibit 99.2 Quarterly Supplemental 2nd Quarter 2019 Indigo Square Charleston, SC Shops at Erwin Mill Durham, NC Twin Peaks San Diego, CA The Market at Springwoods Village Houston, TX Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 RencyCenters.com Regency Centers

Disclosures June 30, 2019 i Accounting and Disclosure Changes FASB Accounting Standards Codification – Topic 842 (Leases) (“Leases Standard”) Effective January 1, 2019, Regency adopted Accounting Standards Codification (ASC) Topic 842, Leases , under the modified retrospective transition approach allowing for initial application at the date of adoption. The Company also elected to reclassify the prior period amounts to conform to the current year presentation. The financial statements have been impacted as follows: Consolidated Statements of Operations • All lease income earned pursuant to tenant leases in 2019, and as reclassified for 2018, which includes but is not limited to Base rent, Recoveries from tenants and Percentage rent, is reflected in Lease income. • Lease income is presented net of revenues deemed uncollectible for the current period. Prior period presentation of this line item was included in Operating expenses as Provision for doubtful accounts. • Real estate revenues earned not specific to tenant leases in 2019 have been reclassified from Recoveries from tenants and other income to Other property income. • Indirect internal leasing and legal costs associated with the execution of lease agreements that were previously capitalized are expensed in General and administrative in Operating expenses in the current period. Consolidated Balance Sheets • Addition of Lease liabilities and corresponding Right of use assets, net of or including the opening balance for straight line rent and above/below market intangibles, for its ground and office leases where Regency is the lessee. NAREIT Funds from Operations Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on the sale and impairments of land from NAREIT FFO, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land. Non-GAAP Disclosures We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure. Exhibit 99.2

Disclosures June 30, 2019 ii • The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. • The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships. • A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item. We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share. The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following: • The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and • Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information. Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement. The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance: • NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. • Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI. • Core Operating Earnings (previously Operating FFO): The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings. Exhibit 99.2

Disclosures June 30, 2019 iii • Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Exhibit 99.2

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com iv Regency Centers Reports Second Quarter 2019 Results JACKSONVILLE, Fla. (August 1, 2019) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended June 30, 2019. Second Quarter 2019 Highlights • For the three months ended June 30, 2019, Net Income Attributable to Common Stockholders (“Net Income”) of $0.31 per diluted share. • Second quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.95 per diluted share, which includes a $0.02 per share charge from one-time non-cash expenses. • Year-to-date same property Net Operating Income (“NOI”), excluding termination fees, increased 2.1%, as compared to the same period in 2018, driven by Base Rent growth of 2.5%. • As of June 30, 2019, the same property portfolio was 95.1% leased. • On a trailing twelve months basis, rent spreads on comparable new and renewal leases were 19.8% and 6.9%, respectively, with total rent spreads of 8.9%. • For the three months ended June 30, 2019, total leasing volume of approximately 1.9 million square feet of new and renewal leases, at blended rent spreads of 7.0%. • As of June 30, 2019, a total of 23 properties were in development or redevelopment representing a total investment of approximately $474 million. • Subsequent to the quarter, Regency acquired The Pruneyard in Silicon Valley for a purchase price of approximately $212.5 million. • During the second quarter, Regency issued its annual Corporate Responsibility Report, highlighting the Company’s accomplishments in key areas of environmental, social, and governance initiatives. The Company was also recently included in the S&P 500 ESG index and received a rating upgrade to A from MSCI. • On August 1, 2019, Regency announced the transition of Martin E. “Hap” Stein, Jr. from Chairman and Chief Executive Officer to Executive Chairman, to be succeeded by Lisa Palmer as President and Chief Executive Officer effective January 1, 2020. As part of the Company’s succession plan, Ms. Palmer will vacate her role as Chief Financial Officer, retaining her position as President, effective August 12, 2019, with Mike Mas assuming the position of Executive Vice President, Chief Financial Officer, at that time. • On July 31, 2019, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share. “I am deeply gratified to work with the best professionals in the business who have been the cornerstone to Regency’s ongoing success in building a wonderful company,” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Through this seamless transition, I have no doubt that Lisa and the team will continue to execute on our strategic objectives and make even more progress on Regency’s journey from good to great, while generating total returns of 8% to 10%.” Exhibit 99.2

v Financial Results Regency reported Net Income for the second quarter of $51.7 million, or $0.31 per diluted share compared to the Net Income Attributable to Common Stockholders of $47.8 million, or $0.28 per diluted share, for the same period in 2018. The Company reported NAREIT FFO for the second quarter of $160.0 million, or $0.95 per diluted share, compared to $157.3 million, or $0.93 per diluted share, for the same period in 2018. For the three months ended June 30, 2019, the Company’s results included a negative impact of $3.0 million, or $0.02 per diluted share, from one-time non-cash expenses related to straightline rent reserves for tenants where it is no longer probable that those tenants will remain in occupancy for the duration of their current lease. The Company reported Core Operating Earnings for the second quarter of $152.4 million, or $0.91 per diluted share, compared to $150.5 million, or $0.89 per diluted share, for the same period in 2018. Core operating earnings per share growth was 4.6% for the second quarter, when adjusted for the adoption of Accounting Standard Codification 842, Leases . The Company views Core Operating Earnings, which excludes certain non-recurring items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of debt mark-to-market, as a better measure of business performance as it more closely reflects cash earnings and the Company’s ability to grow the dividend. Portfolio Performance Regency’s portfolio is differentiated in its overall outstanding quality, breadth and scale. The strength of the Company’s merchandising mix, combined with placemaking elements and connection to its communities further differentiate Regency’s high quality portfolio. Regency’s national platform with 22 local market offices offers critical strategic advantages and positions the Company to achieve its strategic objective to average 3% same property NOI growth over the long term. Second quarter same property NOI, excluding termination fees, increased 1.4% compared to the same period in 2018, which was primarily impacted by the Sears bankruptcy and timing of reconciliations. Yearto- date same property NOI, excluding termination fees, increased 2.1%, as compared to the same period in 2018, driven by Base Rent growth of 2.5%. As of June 30, 2019, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 94.7% leased. The same property portfolio was 95.1% leased, which is an increase of 10 basis points sequentially and a decrease of 60 basis points from the same period in 2018, primarily driven by the Sears bankruptcy. For the three months ended June 30, 2019, Regency executed approximately 1.9 million square feet of comparable new and renewal leases at blended rent spreads of 7.0%. Rent spreads on new and renewal leases were 6.9% and 7.0%, respectively. For the trailing twelve months, the Company executed approximately 6.9 million square feet of comparable new and renewal leases at blended rent spreads of 8.9%. Portfolio Enhancement and Capital Allocation Regency’s capital allocation strategy enables the Company to benefit from a self-funding model, in which free cash flow is the source of funding, and supports the development and redevelopment program on Exhibit 99.2

vi a leverage neutral basis. Regency’s development and redevelopment platform is a critical strategic advantage for creating significant value for shareholders. Together with the sales of lower growth assets and equity when priced attractively, free cash flow also enables the Company to invest in high-growth acquisitions and share repurchases when pricing is compelling. This capital allocation strategy preserves Regency’s pristine balance sheet and allows the Company to add value and enhance the quality of the portfolio on a net accretive basis. Developments and Redevelopments At quarter end, the Company had 23 properties in development or redevelopment with, estimated net project costs of approximately $474 million. In-process developments and redevelopments were 89% leased and committed as of June 30, 2019, and are expected to yield an average return of 7.6%. During the quarter, Regency started one ground-up development project and four redevelopment projects. The ground-up development project, Culver Public Market, is a 27,000 - square foot urban retail project located in the dynamic high-barrier-to-entry Culver City submarket of Los Angeles, California. The total project cost is approximately $27 million at a projected 6.0% stabilized yield. As previously reported, Regency started the generational redevelopment of The Abbot, located in the heart of Harvard Square in Cambridge, MA. The project will modernize and expand the iconic property offering flagship retail and office uses. The total project cost is approximately $52 million at a projected incremental 9.3% stabilized yield. Property Transactions During the quarter the Company acquired 6401 Roosevelt in Seattle, WA for $3.6 million. This multitenant retail building is adjacent to the Company’s Whole Foods anchored operating property, Roosevelt Square. Subsequent to quarter end, the Company acquired The Pruneyard, a 258,000 square foot center located in Silicon Valley for $212.5 million at a 4.3% cap rate. The center is anchored by Trader Joe’s and Marshalls and sits in close proximity to the West Valley’s most affluent neighborhoods and technology employers. In addition to the retail portion, The Pruneyard also benefits from three adjacent office towers totaling 360,000 square feet and an adjacent 171-key hotel, which were not part of the transaction. On a year-to-date basis, including The Pruneyard acquisition subsequent to the quarter end, the Company has closed on $231.6 million of acquisitions and $136.5 million of dispositions. Balance Sheet Regency benefits from favorable access to capital through the strength of its balance sheet, supported by conservative leverage levels with a Net Debt to EBITDAre ratio of 5.3x. This positions Regency to weather potential challenges and potentially profit from investment opportunities in the future. Dividend On July 31, 2019, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share. The dividend is payable on August 22, 2019, to shareholders of record as of August 12, 2019. Exhibit 99.2

vii Executive Leadership Changes As reported concurrently with this release, Regency has announced the transition of Martin E. “Hap” Stein, Jr. from Chairman and Chief Executive Officer to Executive Chairman, effective January 1, 2020. Concurrent with this transition, Regency’s Board of Directors is pleased to announce that Lisa Palmer will become President and Chief Executive Officer. As part of the Company’s succession plan, Ms. Palmer will vacate her role as Chief Financial Officer, retaining her position as President, effective August 12, 2019, with Mike Mas assuming the position of Executive Vice President, Chief Financial Officer, at that time. Additionally, to more accurately reflect their roles within the Company, Jim Thompson will become Executive Vice President, Chief Operating Officer, and Mac Chandler will become Executive Vice President, Chief Investment Officer, effective August 12, 2019. 2019 Guidance The Company has updated certain components of its 2019 earnings guidance. Guidance for NAREIT FFO is unchanged at the midpoint. The NAREIT FFO range has been updated to reflect the one-time charge of $3.0 million, or $0.02 per diluted share, related to the one-time non-cash straight-line rent charge. Please refer to the Company’s second quarter 2019 supplemental information package for a complete list of updates. Conference Call Information To discuss Regency’s second quarter results, Management will host a conference call on Friday, August 2, 2019, at 11:00 a.m. EDT. Dial-in and webcast information is listed below. Second Quarter 2019 Earnings Conference Call Date: Friday, August 2, 2019 Time: 11:00 a.m. ET Dial#: 877-407-0789 or 201-689-8563 Webcast: investors.regencycenters.com Current Guidance Previous Guidance Net Income Attributable to Common Stockholders (“Net Income”) $1.56 - $1.60 $1.41 - $1.47 NAREIT Funds From Operations (“NAREIT FFO”) per diluted share $3.81 - $3.85 $3.80 - $3.86 Same Property Net Operating Income (“SPNOI”) Growth excluding termination fees (pro-rata) 2.0% - 2.5% 2.0% - 2.5% 2019 Guidance All figures pro-rata and in thousands, except per share data Exhibit 99.2

viii Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019, the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO White Paper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. Exhibit 99.2

ix Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core Operating Earnings - Actual (in thousands) Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI. For the Periods Ended June 30, 2019 and 2018 2019 2018 2019 2018 Reconciliation of Net Income to NAREIT FFO: Net Income Attributable to Common Stockholders $ 51,728 47,841 $ 142,174 100,500 Adjustments to reconcile to NAREIT Funds From Operations(1): Depreciation and amortization (excluding FF&E) 100,168 97,189 204,665 193,386 Gain on sale of operating properties (2,393) (246) (39,463) (348) Provision for impairment to operating properties 10,441 12,440 12,113 28,494 Gain (loss) on sale of land(2) (17) - 1 - Exchangeable operating partnership units 109 100 299 212 NAREIT Funds From Operations $ 160,036 157,324 $ 319,789 322,244 Reconciliation of NAREIT FFO to Core Operating Earnings: NAREIT Funds From Operations $ 160,036 157,324 $ 319,789 322,244 Adjustments to reconcile to Core Operating Earnings(1): Gain on sale of land(2) - (869) - (976) Provision for impairment to land - 93 - 93 Early extinguishment of debt - 11,010 10,591 11,172 Interest on bonds for period from notice to redemption - - 3 67 6 00 Straight line rent, net (505) (4,749) (4,674) (8,830) Above/below market rent amortization, net (6,640) (11,378) (19,975) (19,801) Debt premium/discount amortization (459) (897) (986) (1,795) Core Operating Earnings $ 152,432 150,534 $ 305,112 302,707 Weighted Average Shares For Diluted Earnings per Share 167,962 169,682 167,877 170,291 Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share 168,312 170,032 168,227 170,641 (2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land. Three Months Ended Year to Date (1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests. Exhibit 99.2

Exhibit 99.2

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI - *Actual (in thousands)*

For the Periods Ended June 30, 2019 and 2018	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Net Income Attributable to Common Stockholders	$ 51,728	47,841	$ 142,174	100,500
Less:				
Management, transaction, and other fees	(7,442)	(6,887)	(14,415)	(14,045)
Other[1]	(8,355)	(17,634)	(27,325)	(31,807)
Plus:				
Depreciation and amortization	93,589	89,105	190,783	177,629
General and administrative	18,717	16,776	40,017	34,382
Other operating expense, excluding provision for doubtful accounts	1,533	1,480	2,667	1,917
Other expense (income)	46,206	59,925	77,377	112,797
Equity in income of investments in real estate excluded from NOI[2]	11,976	15,669	6,347	30,762
Net income attributable to noncontrolling interests	962	748	2,009	1,554
NOI	208,914	207,023	419,634	413,689
Less non-same property NOI[3]	(4,870)	(7,998)	(9,969)	(14,153)
Same Property NOI	$ 204,044	199,025	$ 409,665	399,536
Same Property NOI without Termination Fees	$ 203,045	200,287	$ 408,181	399,618
Same Property NOI without Termination Fees or Redevelopments	$ 191,867	188,943	$ 385,072	377,224

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Regency Centers.

Supplemental Information X

xi Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO — Guidance (per diluted share) The Company has published forward-looking statements and additional financial information in its second quarter 2019 supplemental information package that may help investors estimate earnings for 2019. A copy of the Company’s second quarter 2019 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended June 30, 2019. Regency may, but assumes no obligation to, update information in the supplemental package from time to time. About Regency Centers Corporation (NASDAQ: REG) Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to our neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com. ### Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. NAREIT FFO Guidance: Low High Net income attributable to common stockholders $ 1.56 1.60 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.41 2.41 Provision for impairment 0.07 0.07 Gain on sale of operating properties (0.23) (0.23) NAREIT Funds From Operations $ 3.81 3.85 Full Year 2019 Exhibit 99.2

Exhibit 99.2

Summary Financial Information

June 30, 2019

(in thousands, except per share data)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Financial Results				
Net income attributable to common stockholders (page 4)	$51,728	$47,841	$142,174	$100,500
Net income per diluted share	$0.31	$0.28	$0.85	$0.59
NAREIT Funds From Operations (NAREIT FFO) (page 9)	$160,036	$157,324	$319,789	$322,244
NAREIT FFO per diluted share	$0.95	$0.93	$1.90	$1.89
Core Operating Earnings (previously Operating FFO) (page 9)	$152,432	$150,534	$305,112	$302,707
Core Operating Earnings per diluted share	$0.91	$0.89	$1.81	$1.77
Same Property NOI without termination fees (page 8)	$203,045	$200,287	$408,181	$399,618
% growth	1.4%		2.1%	
Operating EBITDA*re* (page 10)	$198,593	$197,616	$398,072	$395,274
Dividends paid per share and unit	$0.585	$0.555	$1.170	$1.110
Payout ratio of Core Operating Earnings per share (diluted)	64.3%	62.4%	64.6%	62.7%
Diluted share and unit count				
Weighted average shares (diluted) - Net income	167,962	169,682	167,877	170,291
Weighted average shares (diluted) - NAREIT FFO and Core Operating Earnings	168,312	170,032	168,227	170,641

	As of 6/30/19	As of 12/31/18	As of 12/31/17	As of 12/31/16
Capital Information				
Market price per common share	$66.74	$58.47	$69.18	$68.95
Common shares outstanding	167,555	167,905	171,365	104,497
Exchangeable units held by noncontrolling interests	350	350	350	154
Common shares and equivalents issued and outstanding	167,905	168,255	171,715	104,651
Market equity value of common and convertible shares	$11,205,994	$9,837,840	$11,879,231	$7,215,718
Non-convertible preferred stock	$0	$0	$0	$325,000
Outstanding debt	$4,208,504	$4,241,758	$4,115,588	$2,111,450
Less: cash	(37,364)	(45,190)	(49,381)	($17,879)
Net debt	$4,171,140	$4,196,568	$4,066,207	$2,093,571
Total market capitalization	$15,377,134	$14,034,408	$15,945,438	$9,634,289
Debt metrics (pro-rata; trailing 12 months "TTM")				
Net Debt-to-Operating EBITDA*re*	5.3x	5.3x	5.4x	4.4x
Fixed charge coverage	4.3x	4.2x	4.1x	3.3x

Regency Centers.

Supplemental Information 1

Exhibit 99.2

Summary Real Estate Information
June 30, 2019
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Number of properties	421	419	425	426	428
Number of retail operating properties	410	408	414	415	417
Number of same properties	401	401	399	403	406
Number of properties in redevelopment	15	13	11	14	13
Number of properties in development	8	8	8	8	8
Gross Leasable Area (GLA) - All properties	52,693	52,604	53,568	53,647	54,111
GLA including retailer-owned stores - All properties	56,781	56,692	57,710	58,238	59,074
GLA - Retail operating properties	51,498	51,370	51,605	51,857	52,312
GLA - Same properties	50,426	50,357	50,434	50,916	51,464
GLA - Properties in redevelopment (1)	2,759	2,399	1,927	2,649	2,341
GLA - Properties in development	975	1,014	1,014	1,176	1,184
Wholly Owned and Pro-Rata Share of Co-investment Partnerships					
GLA - All properties	42,761	42,672	43,365	43,523	44,053
GLA including retailer-owned stores - All properties	46,849	46,760	47,650	48,113	49,016
GLA - Retail operating properties	41,776	41,655	41,619	41,949	42,471
GLA - Same properties	40,966	40,905	40,866	41,218	41,758
Spaces ≥ 10,000 sf	25,808	25,769	25,715	25,966	26,321
Spaces < 10,000 sf	15,158	15,136	15,151	15,252	15,437
GLA - Properties in redevelopment (1)	2,176	1,826	1,353	1,682	1,450
GLA - Properties in development	838	870	870	1,032	1,040
% leased - All properties	94.7%	94.6%	95.6%	95.4%	95.0%
% leased - Retail operating properties	95.0%	95.0%	96.1%	95.9%	95.5%
% leased - Same properties (2)	95.1%	95.0%	96.2%	96.0%	95.7%
Spaces ≥ 10,000 sf (2)	97.2%	97.1%	98.6%	98.1%	97.6%
Spaces < 10,000 sf (2)	91.5%	91.5%	92.1%	92.4%	92.3%
Average % leased - Same properties (2)	95.4%	95.7%	95.9%	95.8%	95.8%
% commenced - Same properties (2)(3)	93.2%	93.5%	94.6%	94.4%	93.9%
Same property NOI growth - YTD (see page 8)	2.5%	2.5%	3.4%	3.7%	3.9%
Same property NOI growth without termination fees - YTD (see page 8)	2.1%	2.9%	3.4%	3.8%	4.1%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	2.1%	2.6%	2.0%	2.1%	2.4%
Rent spreads - Trailing 12 months (4) (see page 20)	8.9%	8.4%	8.3%	7.4%	6.7%

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Prior periods adjusted for current same property pool.
(3) Excludes leases that are signed but have not yet commenced.
(4) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Regency Centers.
Supplemental Information 2

2019 2018 (unaudited) Assets Net real estate investments: Real estate assets at cost $ 10,878,303 $ 10,863,162 Less: accumulated depreciation 1,656,527 1,535,444 9,221,776 9,327,718 Investments in real estate partnerships 465,495 463,001 Net real estate investments 9,687,271 9,790,719 Properties held for sale 15,106 60,516 Cash and cash equivalents 37,364 45,190 Tenant and other receivables 157,883 172,359 Deferred leasing costs, net 81,183 84,983 Acquired lease intangible assets, net 262,553 387,069 Right of use assets(1) 295,084 - Other assets 410,745 403,827 Total assets $ 10,947,189 $ 10,944,663 Liabilities and Equity Liabilities: Notes payable $ 2,994,495 $ 3 ,006,478 Unsecured credit facilities 683,970 708,734 Total notes payable 3,678,465 3,715,212 Accounts payable and other liabilities 188,723 224,807 Acquired lease intangible liabilities, net 457,667 496,726 Lease liabilities(1) 223,959 - Tenants' security and escrow deposits 45,527 57,750 Total liabilities 4,594,341 4,494,495 Equity: Stockholders' Equity: Common stock, $.01 par 1,676 1,679 Additional paid in capital 7,622,529 7,652,683 Accumulated other comprehensive income (loss) (14,086) (927) Distributions in excess of net income (1,309,278) (1,255,465) Total stockholders' equity 6,300,841 6,397,970 Noncontrolling Interests: Exchangeable operating partnership units 10,528 10,666 Limited partners' interest 41,479 41,532 Total noncontrolling interests 52,007 52,198 Total equity 6,352,848 6,450,168 Total liabilities and equity $ 10,947,189 $ 10,944,663 Consolidated Balance Sheets June 30, 2019 and December 31, 2018 (in thousands) (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3 Exhibit 99.2

2019 2018 2019 2018 Revenues: Lease income(1) $ 2 66,236 272,203 $ 5 43,539 539,713 Other property income(1) 2,194 2,322 4,176 4,347 Management, transaction, and other fees 7,442 6,887 14,415 14,045 Total revenues 275,872 281,412 562,130 558,105 Operating Expenses: Depreciation and amortization 93,589 89,105 190,783 177,629 Operating and maintenance 42,759 41,851 83,397 84,367 General and administrative 18,717 16,776 40,017 34,382 Real estate taxes 33,506 31,541 67,661 61,967 Other operating expense(1) 1,533 2,799 2,667 4,432 Total operating expenses 190,104 182,072 384,525 362,777 Other Expense (Income): Interest expense, net of interest income 37,173 38,074 74,925 74,859 Provision for impairment 10,441 12,533 12,113 28,587 Gain on sale of real estate, net of tax (442) (1,123) (16,932) (1,219) Early extinguishment of debt - 11,010 10,591 11,172 Net investment income (966) (569) (3,320) (602) Total other expense 46,206 59,925 77,377 112,797 Income from operations before equity in income of investments in real estate partnerships 39,562 39,415 100,228 82,531 Equity in income of investments in real estate partnerships 13,128 9,174 43,955 19,523 Net income 52,690 48,589 144,183 102,054 Noncontrolling Interests: Exchangeable operating partnership units (109) (100) (299) (212) Limited partners' interests in consolidated partnerships (853) (648) (1,710) (1,342) Net income attributable to noncontrolling interests (962) (748) (2,009) (1,554) Net income attributable to common stockholders $ 51,728 47,841 $ 1 42,174 100,500 (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. Consolidated Statements of Operations For the Periods Ended June 30, 2019 and 2018 (in thousands) (unaudited) Three Months Ended Year to Date 4 Exhibit 99.2

Exhibit 99.2

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended June 30, 2019 and 2018

(in thousands)

		Three Months Ended			Year to Date	
		2019	2018		2019	2018
Revenues:						
*	Base rent	$ 192,844	191,955	$	386,171	380,287
*	Recoveries from tenants	61,767	59,591		122,900	118,473
*	Percentage rent	1,480	1,196		4,721	5,068
*	Termination Fees	1,124	332		1,503	1,290
*	Uncollectible lease income	(580)	-		(1,445)	-
*	Other lease income	2,308	2,257		4,327	4,663
	Straight line rent on lease income	500	5,167		5,115	9,825
	Above/below market rent amortization	6,793	11,705		20,247	20,107
	Lease income	266,236	272,203		543,539	539,713
*	Other property income	2,194	2,322		4,176	4,347
	Property management fees	3,665	3,652		7,428	7,420
	Asset management fees	1,760	1,804		3,538	3,507
	Leasing commissions and other fees	2,017	1,431		3,449	3,118
	Management, transaction, and other fees	7,442	6,887		14,415	14,045
	Total revenues	275,872	281,412		562,130	558,105
Operating Expenses:						
	Depreciation and amortization (including FF&E)	93,589	89,105		190,783	177,629
*	Operating and maintenance	38,288	36,309		74,824	75,812
*	Ground rent	3,139	2,909		6,231	5,335
*	Termination expense	500	1,700		500	1,700
	Straight line rent on ground rent	445	374		1,091	740
	Above/below market ground rent amortization	387	559		751	780
	Operating and maintenance	42,759	41,851		83,397	84,367
	Gross general & administrative	17,259	17,959		36,030	36,593
	Stock-based compensation	3,951	4,014		7,903	8,136
	Capitalized direct leasing compensation costs	-	(1,908)		-	(3,230)
	Capitalized direct development compensation costs	(3,499)	(3,799)		(7,261)	(7,690)
	General & administrative, net	17,711	16,266		36,672	33,809
	Loss on deferred compensation plan[1]	1,006	510		3,345	573
	General & administrative	18,717	16,776		40,017	34,382
*	Real estate taxes	33,506	31,541		67,661	61,967
	Other expenses	2,002	1,380		2,965	1,797
	Development pursuit costs	(469)	100		(298)	120
*	Provision for doubtful accounts	-	1,319		-	2,515
	Other operating expenses	1,533	2,799		2,667	4,432
	Total operating expenses	190,104	182,072		384,525	362,777
Other Expense (Income):						
	Gross interest expense	35,419	37,713		71,720	74,635
	Derivative amortization	2,150	2,102		4,264	4,204
	Debt cost amortization	1,297	1,331		2,584	2,605
	Debt premium/discount amortization	(469)	(941)		(1,000)	(1,881)
	Capitalized interest	(980)	(1,971)		(1,996)	(4,150)
	Interest income	(244)	(160)		(647)	(554)
	Interest expense, net	37,173	38,074		74,925	74,859
	Provision for impairment of operating properties	10,441	12,440		12,113	28,494
	Provision for impairment of land	-	93		-	93
	Gain on sale of operating properties	(425)	(253)		(16,932)	(357)
	Gain on sale of land	(17)	(870)		-	(862)
	Early extinguishment of debt	-	11,010		10,591	11,172
	Net investment income[1]	(966)	(569)		(3,320)	(602)
	Total other expense	46,206	59,925		77,377	112,797

* Component of Net Operating Income

(1) The change in value of participant obligations within Regency's non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.

Supplemental Information 5

2019 2018 2019 2018 Assets Real estate assets at cost $ (92,320) (90,972) $ 1,369,962 1,379,264 Less: accumulated depreciation (13,291) (12,400) 405,885 415,256 Net real estate investments (79,029) (78,572) 964,077 964,008 Cash and cash equivalents (2,621) (3,063) 16,059 1 1,806 Tenant and other receivables (3,103) (3,053) 24,384 2 4,855 Deferred leasing costs, net (1,292) (1,285) 14,345 1 5,008 Acquired lease intangible assets, net (909) (1,060) 12,271 1 4,970 Right of use assets(1) (1,727) - 5,814 - Other assets (282) (559) 13,575 1 2,574 Total assets $ (88,963) (87,592) $ 1,050,525 1,043,221 Liabilities Notes payable $ (43,304) (43,739) $ 530,039 533,973 Accounts payable and other liabilities (1,645) (1,624) 33,217 2 9,408 Acquired lease intangible liabilities, net (341) (397) 12,226 1 2,458 Lease liabilities(1) (1,915) - 4,477 - Tenants' security and escrow deposits (279) (300) 5,071 4,381 Total liabilities $ (47,484) (46,060) $ 585,030 580,220 Noncontrolling Interests Share of JVs (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) June 30, 2019 and December 31, 2018 (in thousands) 6 Exhibit 99.2

Exhibit 99.2

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended June 30, 2019 and 2018
(in thousands)

	Noncontrolling Interests				Share of JVs			
	Three Months Ended		Year to Date		Three Months Ended		Year to Date	
	2019	2018	2019	2018	2019	2018	2019	2018
Revenues:								
* Base rent	$ (2,071)	(1,853)	$ (4,138)	(3,676)	$ 25,918	25,981	$ 52,022	51,982
* Recoveries from tenants	(631)	(619)	(1,276)	(1,265)	8,404	8,533	17,001	17,132
* Percentage rent	-	(3)	(4)	(3)	211	288	909	861
* Termination Fees	-	(7)	-	(9)	407	105	513	336
* Uncollectible lease income	(5)	-	9	-	(111)	-	(215)	-
* Other lease income	(30)	(32)	(62)	(67)	291	289	592	634
Straight line rent on lease income	(82)	(41)	(177)	(106)	557	113	1,072	155
Above/below market rent amortization	(9)	(11)	(18)	(25)	253	249	511	509
Lease income	(2,828)	(2,566)	(5,666)	(5,151)	35,930	35,558	72,405	71,609
* Other property income	(1)	(5)	(4)	(6)	161	205	245	303
Asset management fees	-	-	-	-	(277)	(291)	(559)	(561)
Management, transaction, and other fees	-	-	-	-	(277)	(291)	(559)	(561)
Total revenues	(2,829)	(2,571)	(5,670)	(5,157)	35,814	35,472	72,091	71,351
Operating Expenses:								
Depreciation and amortization (including FF&E)	(646)	(606)	(1,342)	(1,228)	7,768	9,192	16,257	17,983
* Operating and maintenance	(410)	(360)	(798)	(758)	5,376	5,624	11,063	11,365
* Ground rent	(28)	(27)	(55)	(55)	116	94	203	188
Straight line rent on ground rent	(16)	(16)	(32)	(32)	30	-	247	-
Above/below market ground rent amortization	-	(1)	-	(1)	10	5	14	11
Operating and maintenance	(454)	(404)	(885)	(846)	5,532	5,723	11,527	11,564
Gross general & administrative	-	-	-	-	82	73	190	111
General & administrative, net	-	-	-	-	82	73	190	111
* Real estate taxes	(406)	(385)	(817)	(753)	4,685	4,700	9,499	9,184
Other expenses	(14)	(18)	(34)	(31)	326	213	550	355
Development pursuit costs	-	-	-	-	-	19	6	20
* Provision for doubtful accounts	-	(52)	-	(65)	-	140	-	226
Other operating expenses	(14)	(70)	(34)	(96)	326	372	556	601
Total operating expenses	(1,520)	(1,465)	(3,078)	(2,923)	18,393	20,060	38,029	39,443
Other Expense (Income):								
Gross interest expense	(438)	(421)	(846)	(825)	6,085	6,063	12,272	12,156
Debt cost amortization	(18)	(37)	(36)	(67)	166	124	351	248
Debt premium/discount amortization	-	-	-	-	10	43	14	86
Interest expense, net	(456)	(458)	(882)	(892)	6,261	6,230	12,637	12,490
(Gain) loss on sale of operating properties	-	-	-	-	(1,968)	7	(22,531)	9
(Gain) loss on sale of land	-	-	-	-	-	1	1	(114)
Total other expense	(456)	(458)	(882)	(892)	4,293	6,238	(9,893)	12,385

* Component of Net Operating Income

Note
Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 7

2019 2018 2019 2018 Same Property NOI Detail: Real Estate Revenues: Base rent $ 210,837 2 06,700 $ 421,862 4 11,982 Recoveries from tenants 67,781 65,292 134,947 130,299 Percentage rent 1,688 1,479 5,452 5,742 Termination fees 1,499 438 1,984 1,618 Uncollectible lease income(1) (633) - (1,289) - Other lease income(1) 2,081 2,037 3,896 4,175 Other property income(1) 2,226 2,275 4,156 4,375 Total real estate revenues 2 85,479 278,221 571,008 558,191 Real Estate Operating Expenses: Operating and maintenance 42,176 39,563 82,925 81,905 Termination expense 500 1,700 500 1,700 Real estate taxes 36,469 34,470 73,313 67,965 Ground rent 2,290 2,232 4,605 4,713 Provision for doubtful accounts(1) - 1,231 - 2,372 Total real estate operating expenses 81,435 79,196 161,343 158,655 Same Property NOI $ 204,044 1 99,025 $ 409,665 399,536 % change 2.5% 2.5% Same Property NOI without Termination Fees $ 203,045 2 00,287 $ 408,181 399,618 % change 1.4% 2.1% Same Property NOI without Termination Fees or Redevelopments $ 191,867 1 88,943 $ 385,072 377,224 % change 1.5% 2.1% Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI: Net income attributable to common stockholders $ 5 1,728 47,841 $ 142,174 1 00,500 Less: Management, transaction, and other fees (7,442) (6,887) (14,415) (14,045) Other (2) (8,355) (17,634) (27,325) (31,807) Plus: Depreciation and amortization 93,589 89,105 190,783 177,629 General and administrative 18,717 16,776 40,017 34,382 Other operating expense, excluding provision for doubtful accounts 1,533 1,480 2,667 1,917 Other expense (income) 46,206 59,925 77,377 112,797 Equity in income of investments in real estate excluded from NOI (3) 11,976 15,669 6,347 30,762 Net income attributable to noncontrolling interests 962 748 2,009 1,554 NOI 2 08,914 207,023 419,634 413,689 Less non-same property NOI (4) (4,870) (7,998) (9,969) (14,153) Same Property NOI $ 204,044 1 99,025 $ 409,665 399,536 (2) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (3) Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments. (4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Supplemental Details of Same Property NOI (Pro-Rata) For the Periods Ended June 30, 2019 and 2018 (in thousands) Three Months Ended Year to Date (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. 8 Exhibit 99.2

2019 2018 2019 2018 Reconciliation of Net Income to NAREIT FFO: Net Income Attributable to Common Stockholders $ 51,728 4 7,841 $ 142,174 100,500 Adjustments to reconcile to NAREIT Funds From Operations(1): Depreciation and amortization (excluding FF&E) 100,168 9 7,189 204,665 193,386 Gain on sale of operating properties (2,393) (246) (39,463) (348) Provision for impairment to operating properties 1 0,441 1 2,440 1 2,113 2 8,494 Gain (loss) on sale of land(2) (17) - 1 - Exchangeable operating partnership units 109 100 299 212 NAREIT Funds From Operations $ 160,036 157,324 $ 319,789 322,244 NAREIT FFO per share (diluted) $ 0.95 0.93 $ 1.90 1.89 Weighted average shares (diluted) 168,312 170,032 168,227 170,641 Reconciliation of NAREIT FFO to Core Operating Earnings: NAREIT Funds From Operations $ 160,036 157,324 $ 319,789 322,244 Adjustments to reconcile to Core Operating Earnings(1): Non Comparable Items Gain on sale of land(2) - (869) - (976) Provision for impairment to land - 93 - 93 Early extinguishment of debt - 1 1,010 1 0,591 1 1,172 Interest on bonds for period from notice to redemption - - 367 600 Certain Non Cash Items Straight line rent, net (505) (4,749) (4,674) (8,830) Above/below market rent amortization, net (6,640) (11,378) (19,975) (19,801) Debt premium/discount amortization (459) (897) (986) (1,795) Core Operating Earnings $ 152,432 150,534 $ 305,112 302,707 Core Operating Earnings per share (diluted) $ 0.91 0.89 $ 1.81 1.77 Weighted average shares (diluted) 168,312 170,032 168,227 170,641 Additional Disclosures: Other Non Cash Expense(1) Derivative amortization $ 2 ,150 2,102 $ 4 ,264 4,204 Debt cost amortization 1,445 1,417 2,899 2,786 Stock-based compensation 3,951 4,014 7,903 8,136 Other Non Cash Expense $ 7 ,546 7,533 $ 15,066 15,126 Maintenance and Leasing Capital Expenditures(3) Tenant allowance and landlord work $ 14,749 13,755 $ 23,608 24,204 Building improvements 5,392 5,179 7,038 8,600 Leasing commissions(4) 2,518 4,091 3,812 6,983 Capital Expenditures $ 22,659 23,025 $ 34,458 39,787 (1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7. Reconciliations of Non-GAAP Financial Measures and Additional Disclosures Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships For the Periods Ended June 30, 2019 and 2018 (in thousands, except per share data) Three Months Ended Year to Date (2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land. (3) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships. (4) On January 1, 2019, Regency adopted ASC Topic 842, Leases, under which non-contingent internal leasing costs can no longer be capitalized. 9 Exhibit 99.2

Exhibit 99.2

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended June 30, 2019 and 2018

(in thousands)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Reconciliation of Net Income to NAREIT EBITDA*re*:				
Net Income	$ 52,690	48,589	$ 144,183	102,054
Adjustments to reconcile to NAREIT EBITDA*re*[1]:				
Interest expense	43,678	44,464	88,209	87,902
Income tax expense	57	-	210	-
Depreciation and amortization	101,357	98,297	207,040	195,612
Gain on sale of operating properties	(2,393)	(246)	(39,463)	(348)
Provision from impairment to operating properties	10,441	12,440	12,113	28,494
Gain (loss) on sale of land[2]	(17)	-	1	-
NAREIT EBITDA*re*	$ 205,813	203,544	$ 412,293	413,714
Reconciliation of NAREIT EBITDA*re* to Operating EBITDA*re*:				
NAREIT EBITDA*re*	$ 205,813	203,544	$ 412,293	413,714
Adjustments to reconcile to Operating EBITDA*re*[1]:				
Gain on sale of land[2]	-	(869)	-	(976)
Provision for impairment to land	-	93	-	93
Early extinguishment of debt	-	11,010	10,591	11,172
Straight line rent, net	(571)	(4,774)	(4,819)	(8,904)
Above/below market rent amortization, net	(6,649)	(11,388)	(19,993)	(19,825)
Operating EBITDA*re*	$ 198,593	197,616	$ 398,072	395,274

(1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on the sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Regency Centers.

Supplemental Information 10

Summary of Consolidated Debt June 30, 2019 and December 31, 2018 (in thousands) Total Debt Outstanding: 6/30/2019 12/31/18 Notes Payable: Fixed rate mortgage loans $ 434,867 493,263 Variable-rate mortgage loans 37,115 37,893 Fixed rate unsecured public debt 2,332,816 2,286,357 Fixed rate unsecured private debt 189,697 188,965 Unsecured credit facilities: Revolving line of credit 120,000 145,000 Term Loans 563,970 563,734 Total $ 3,678,465 3,715,212 Schedule of Maturities by Year: Scheduled Principal Payments Mortgage Loan Maturities Unsecured Maturities (1) Total Weighted Average Contractual Interest Rate on Maturities 2019 $ 4 ,924 - - 4,924 - 2020 1 1,287 39,074 3 00,000 350,361 2.9% 2021 1 1,599 76,251 - 87,850 4.6% 2022 1 1,798 5 ,848 6 85,000 702,646 3.0% 2023 1 0,077 59,375 - 69,452 3.3% 2024 5 ,301 88,542 2 50,000 343,843 3.7% 2025 4 ,207 - 250,000 254,207 3.9% 2026 4 ,420 88,000 2 00,000 292,420 3.8% 2027 4 ,312 32,915 5 25,000 562,227 3.6% 2028 3 ,350 1 70 3 00,000 303,520 4.1% >10 years 5 ,423 2 19 7 25,000 730,642 4.4% Unamortized debt premium/(discount), net of issuance costs - 4,890 (28,517) (23,627) $ 76,698 395,284 3,206,483 3,678,465 3.7% Percentage of Total Debt: 6/30/2019 12/31/18 Fixed 95.7% 95.1% Variable 4.3% 4.9% Current Weighted Average Contractual Interest Rates:(2) Fixed 3.8% 3.8% Variable 3.4% 3.4% Combined 3.7% 3.9% Current Weighted Average Effective Interest Rate:(3) Combined 3.9% 4.1% Average Years to Maturity: Fixed 10.1 8.2 Variable 2.6 3.1 (1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit. (3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees. (2) Interest rates are calculated as of the quarter end. 11 Exhibit 99.2

Summary of Consolidated Debt As of June 30, 2019 and December 31, 2018 (in thousands) Lender Collateral Contractual Rate Effective Rate (1) Maturity 6/30/2019 12/31/18 Secured Debt - Fixed Rate Mortgage Loans Nationwide Bank Kent Place 3.3% 04/01/20 $ 8,250 $ 8,250 CUNA Mutal Insurance Society Ocala Corners 6.5% 04/01/20 4,022 4 ,148 New York Life Insurance Company Scripps Ranch Marketplace 3.8% 11/10/20 27,000 27,000 Wells Fargo University Commons 5.5% 01/10/21 36,129 36,425 Jefferson Pilot BridgeMill 7.9% 05/05/21 4,851 5 ,109 John Hancock Life Insurance Company Kirkwood Commons 7.7% 10/01/22 8,402 8 ,742 Wells Fargo Hewlett I 4.4% 01/06/23 9,480 9 ,559 TD Bank Black Rock Shopping Center 2.8% 04/01/23 19,942 20,000 State Farm Life Insurance Company Tech Ridge Center 5.8% 06/01/23 5,132 5 ,694 American United Life Insurance Company Westport Plaza 7.5% 08/01/23 2,520 2 ,651 TD Bank Brickwalk Shopping Center 3.2% 11/01/23 33,000 33,000 Genworth Life Insurance Company Aventura, Oakbrook & Treasure Coast 6.5% 02/28/24 13,280 14,455 Prudential Insurance Company of America 4S Commons Town Center 3.5% 06/05/24 85,000 85,000 Great-West Life & Annuity Insurance Co Erwin Square 3.8% 09/01/24 10,000 10,000 Metropolitan Life Insurance Company Westbury Plaza 3.8% 02/01/26 88,000 88,000 PNC Bank Fellsway Plaza 4.1% 06/02/27 3 7,452 3 7,500 New York Life Insurance Oak Shade Town Center 6.1% 05/10/28 7,267 7 ,570 New York Life Insurance Von's Circle Center 5.2% 10/10/28 7,395 7 ,699 Connecticut General Life Insurance Company Copps Hill Plaza 6.1% 01/01/29 12,807 13,293 City of Rollingwood Shops at Mira Vista 8.0% 03/01/32 2 20 2 25 Reliastar Life Insurance Company Circle Center West 5.0% 10/01/36 9,693 9 ,864 Allianz Life Insurance Company Willow Festival 7.3% 01/10/20 - 39,505 Peoples United Bank The Village Center 6.3% 06/01/19 - 13,434 Unamortized premiums on assumed debt of acquired properties, net of issuance costs 5 ,025 6 ,140 Total Fixed Rate Mortgage Loans 4.2% 3.9% $ 4 34,867 $ 4 93,263 Unsecured Debt Debt Offering (10/22/12) Fixed-rate unsecured 3.8% 11/15/22 $ 3 00,000 $ 300,000 Debt Offering (5/16/14) Fixed-rate unsecured 3.8% 06/15/24 250,000 250,000 Debt Offering (8/17/15) Fixed-rate unsecured 3.9% 11/01/25 250,000 250,000 Debt Placement (5/11/2016) Fixed-rate unsecured 3.8% 05/11/26 100,000 100,000 Debt Placement (8/11/2016) Fixed-rate unsecured 3.9% 08/11/26 100,000 100,000 Debt Offering (1/17/17) Fixed-rate unsecured 3.6% 02/01/27 525,000 525,000 Debt Offering (3/9/18) Fixed-rate unsecured 4.1% 03/15/28 300,000 300,000 Debt Offering (1/17/17) Fixed-rate unsecured 4.4% 02/01/47 425,000 425,000 Debt Offering (3/6/19) Fixed-rate unsecured 4.7% 03/15/49 300,000 - Term Loan Fixed-rate unsecured 2.8% (2) 12/02/20 3 00,000 3 00,000 Term Loan Fixed-rate unsecured 2.0% (3) 01/05/22 2 65,000 2 65,000 Revolving Line of Credit Variable-rate unsecured LIBOR + 0.875% (4) 03/23/22 1 20,000 1 45,000 Debt Offering (10/7/10) Fixed-rate unsecured 4.8% 04/15/21 - 250,000 Unamortized debt discount and issuance costs (28,517) (25,944) Total Unsecured Debt, Net of Discounts 3.7% 4.0% $ 3 ,206,483 $ 3 ,184,056 Variable Rate Mortgage Loans PNC Bank Market at Springwoods Village LIBOR + 1.50% 03/28/21 $ 9,500 $ 1 0,309 TD Bank, N.A. Concord Shopping Plaza LIBOR + 0.95% 12/21/21 2 7,750 2 7,750 Unamortized debt discount and issuance costs (135) (166) Total Variable Rate Mortgage Loans 3.5% 3.7% $ 3 7,115 $ 3 7,893 Total 3.7% 3.9% $ 3 ,678,465 $ 3 ,715,212 (1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees. (2) The interest rate on the underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300 million balance at 2.774% through maturity. (4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 bilion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. (3) The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity. 12 Exhibit 99.2

Exhibit 99.2

Summary of Unsecured Debt Covenants and Leverage Ratios

June 30, 2019
(in thousands)

Outstanding Unsecured Public Debt:

Origination	Maturity	Rate		Balance
10/25/12	11/15/22	3.750%	$	300,000
05/16/14	06/15/24	3.750%	$	250,000
08/17/15	11/01/25	3.900%	$	250,000
01/17/17	02/01/27	3.600%	$	525,000
03/09/18	03/15/28	4.125%	$	300,000
01/17/17	02/01/47	4.400%	$	425,000
03/06/19	03/15/49	4.650%	$	300,000

Unsecured Public Debt Covenants:	Required	3/31/19	12/31/18	9/30/18	6/30/18
Fair Market Value Calculation Method Covenants(1)(2)					
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	28%	28%	28%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	4%	5%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.4x	5.1x	5.1x	5.0x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	371%	372%	372%	363%

Ratios:	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
Consolidated Only					
Net debt to total market capitalization	24.5%	24.3%	27.2%	25.1%	26.4%
Net debt to real estate assets, before depreciation	32.1%	32.1%	32.2%	32.2%	33.0%
Net debt to total assets, before depreciation	29.0%	28.9%	29.5%	29.4%	30.1%
Net debt to Operating EBITDAre - TTM	4.8x	4.7x	4.8x	4.8x	5.0x
Fixed charge coverage	5.0x	4.9x	4.9x	4.8x	4.8x
Interest coverage	5.4x	5.3x	5.2x	5.2x	5.2x
Unsecured assets to total real estate assets	88.9%	87.7%	87.8%	87.8%	85.7%
Unsecured NOI to total NOI - TTM	90.0%	89.1%	89.3%	89.4%	87.0%
Unencumbered assets to unsecured debt	301%	298%	300%	301%	295%
Total Pro-Rata Share					
Net debt to total market capitalization	27.1%	26.9%	29.9%	27.7%	29.0%
Net debt to real estate assets, before depreciation	34.0%	34.0%	34.2%	34.1%	34.8%
Net debt to total assets, before depreciation	30.8%	30.7%	31.3%	31.1%	31.8%
Net debt to Operating EBITDAre - TTM	5.3x	5.3x	5.3x	5.4x	5.6x
Fixed charge coverage	4.3x	4.2x	4.2x	4.1x	4.1x
Interest coverage	4.7x	4.6x	4.6x	4.6x	4.5x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

Regency Centers.

Supplemental Information 13

Exhibit 99.2

Summary of Unconsolidated Debt

June 30, 2019 and December 31, 2018
(in thousands)

Total Debt Outstanding:	6/30/19	12/31/18
Mortgage loans payable:		
Fixed rate secured loans	$ 1,460,752	$ 1,487,530
Variable rate secured loans	111,861	102,482
Unsecured credit facilities variable rate	19,635	19,635
Total	$ 1,592,247	$ 1,609,647

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2019	$ 9,568	$ 10,311	$ -	$ 19,879	$ 6,183	7.2%
2020	17,043	335,169	-	352,212	114,234	5.4%
2021	11,048	269,942	19,635	300,625	104,375	4.5%
2022	7,811	170,702	-	178,513	68,417	4.4%
2023	2,989	171,608	-	174,597	65,096	4.8%
2024	1,513	33,690	-	35,203	14,160	3.9%
2025	1,339	162,000	-	163,339	49,380	3.6%
2026	1,145	79,286	-	80,431	32,114	3.8%
2027	1,078	115,000	-	116,078	23,378	3.8%
2028	929	62,450	-	63,379	22,088	4.3%
>10 Years	2,064	115,497	-	117,561	33,512	4.2%
Unamortized debt premium/(discount) and issuance costs [2]	-	(9,570)	-	(9,570)	(2,898)	
	$ 56,527	$ 1,516,085	$ 19,635	$ 1,592,247	$ 530,039	4.5%

Percentage of Total Debt:	6/30/19	12/31/18
Fixed	91.7%	92.4%
Variable	8.3%	7.6%
Current Weighted Average Contractual Interest Rates: [1]		
Fixed	4.5%	4.6%
Variable	4.7%	4.6%
Combined	4.5%	4.6%
Current Weighted Average Effective Interest Rates: [2]		
Combined	4.7%	4.8%
Average Years to Maturity:		
Fixed	4.5	4.7
Variable	1.1	1.6

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Regency Centers.

Supplemental Information 14

Exhibit 99.2

Property Transactions
June 30, 2019
(in thousands)

Acquisitions:[2]

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)[1]
Feb-19	Melrose Market		Seattle, WA	21	$15,500		-
Jun-19	6401 Roosevelt		Seattle, WA	8	$3,550		(Whole Foods)
	Total			29	$19,050	3.9%	

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)[1]
Jan-19	Ashburn Farm Market Center		Ashburn, VA	92	$30,850		Giant Food
Jan-19	Gayton Crossing	GRI (40%)	Richmond, VA	158	$11,600		Gold's Gym, (Kroger)
Jan-19	Ambassador Row		Lafayette, LA	195	$20,150		Big Lots, Jo-Ann Fabrics, Planet Fitness
Jan-19	Ambassador Row Courtyards		Lafayette, LA	150	$9,950		Bed Bath and Beyond, Tuesday Morning
Feb-19	King Farm Village Center	CalSTRS (25%)	Rockville, MD	118	$10,000		Safeway
Mar-19	Phillips Place	Other (50%)	Charlotte, NC	133	$36,500		Regal Cinemas
Mar-19	Siegen Village		Baton Rouge, LA	170	$17,450		Big Lots, Office Depot, Planet Fitness, Dollar Tree, Party City
	Total			1,016	$136,500	7.5%	

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property.
(2) Subsequent to quarter end, Regency acquired The Pruneyard a 258,000 square foot center located in Silicon Valley for $212.5 million at a 4.3% cap rate.

Regency Centers.

Supplemental Information 15

Summary of Development and Redevelopment June 30, 2019 (in thousands) In Process Ground Up Developments Shopping Center Name Market Grocer/Anchor Tenant Shopping Center GLA % Leased % Leased & Committed Project Start Estimated Project Completion REG's Estimated Net Project Costs % of Costs Incurred Stabilized Yield Culver Public Market Los Angeles, CA Urbanspace 27 49% 49% Q2-2019 2020 $27,313 14% 6.0% Carytown Exchange (1) Richmond, VA Publix 107 46% 46% Q4-2018 2021 25,580 6% 7.3% The Village at Hunter's Lake Tampa, FL Sprouts 72 85% 99% Q4-2018 2020 22,048 18% 8.0% Ballard Blocks II (2) Seattle, WA PCC Community Markets & West Marine 114 83% 87% Q1-2018 2019 32,717 69% 6.3% Midtown East (3) Raleigh, NC Wegmans 159 87% 96% Q4-2017 2019 22,682 89% 7.9% Mellody Farm Chicago, IL Whole Foods, Nordstrom Rack & REI 259 90% 93% Q2-2017 2019 104,304 89% 6.8% Pinecrest Place Miami, FL Whole Foods (Target) 70 92% 92% Q1-2017 2019 16,367 92% 8.2% The Village at Riverstone Houston, TX Kroger 167 93% 95% Q4-2016 2019 30,874 92% 8.0% Subtotal Ground Up Developments 975 83% 87% $281,884 67% 7.1% In Process Redevelopments Shopping Center Name Market Grocer/Anchor Tenant Shopping Center GLA % Leased % Leased & Committed Project Start Estimated Project Completion REG's Estimated Incremental Project Costs % of Costs Incurred Incremental Stabilized Yield The Abbot Boston, MA Retail/Office users 65 0% 49% Q2-2019 2021 $52,310 8% 9.3% Tech Ridge Austin, TX HEB & Pinstack 214 90% 90% Q1-2019 2020 7,739 5% 5.9% Market Common Clarendon Metro, DC luxury fitness user 422 71% 71% Q4-2018 2021 53,656 14% 8.9% Point 50 Metro, DC Whole Foods 48 62% 71% Q4-2018 2020 17,728 8% 8.0% Pablo Plaza Ph II Jacksonville, FL Whole Foods 161 98% 98% Q4-2018 2020 14,607 39% 6.2% Bloomingdale Square Tampa, FL Publix, LA Fitness 254 94% 94% Q3-2018 2020 19,904 28% 9.1% Various Properties (where estimated incremental costs are less than $5 Million)* Various Various 1,595 95% 95% 25,977 26% 7.2% Subtotal Redevelopments 2,759 88% 90% $191,923 17% 8.4% Total In Process Developments and Redevelopments 3,733 87% 89% $473,807 46% 7.6% Development Completions Indigo Square Charleston, SC Publix Greenwise Market 51 95% 95% Q4-2017 2019 17,111 96% 8.2% Subtotal Development Completions 51 95% 95% $17,111 96% 8.2% Redevelopment Completions Various Properties (where estimated incremental costs are less than $5 Million)* Various Various 220 95% 96% 2019 3,849 92% 5.8% Subtotal Redevelopment Completions 220 95% 96% $3,849 92% 5.8% Total Development and Redevelopment Completions 271 95% 96% $20,960 95% 7.7% * In Process Redevelopments include densification redevelopment, transformative projects and projects where square footage is added. Projects are included in same property NOI unless otherwise noted. (4) Retailers in parenthesis are shadow anchors and not a part of the owned property. Note: NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 30. **Regency's Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $304,273 for Developments In Process with an estimated stabilized yield of 6.4% and $203,047 for Redevelopments In Process with an estimated incremental stabilized yield of 7.9% Percent of costs incurred is 69% for Developments and 17% for Redevelopments In Process. (1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 64% controlling interest. (2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest. (3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest. 16 Exhibit 99.2

Exhibit 99.2

Summary of Development and Redevelopment

June 30, 2019

(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	Description
Culver Public Market	Los Angeles, CA	Urbanspace	27	Located in West LA's high-barrier-to entry trade area, dynamic center to be anchored by a market hall concept with additional inline retail shops.
Carytown Exchange	Richmond, VA	Publix	107	In one of Richmond's most desirable historic neighborhoods, to include Publix on an elevated platform over parking and additional retail fronting Cary Street.
The Village at Hunter's Lake	Tampa, FL	Sprouts	72	Mixed-use project surrounded by 250, separately owned multifamily units in the growing submarket of New Tampa, anchored by natural and organic grocer Sprouts with additional retail.
Ballard Blocks II	Seattle, WA	PCC Community Markets & West Marine	114	Mixed-use project in a vibrant, urban neighborhood in Seattle, to include specialty grocer PCC Community Markets with additional retail and office/medical use tenants.
Midtown East	Raleigh, NC	Wegmans	159	Desirable location with direct access to downtown Raleigh, to include Wegman's first store in North Carolina along with additional retail.
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	259	Dominant regional center located in an affluent suburb of Chicago and anchored by a best-in-class grocer and other anchors, with a walkable, experiential layout adjacent to 260 non-owned luxury apartments.
Pinecrest Place	Miami, FL	Whole Foods	70	Located in one of the best submarkets of Miami and widely regarded as one of the most desirable residential communities in Miami-Dade County and anchored by Whole Foods and additional retail.
The Village at Riverstone	Houston, TX	Kroger	167	Located in one of Houston's fastest growing master planned communities, anchored by Kroger and additional retail.
Subtotal Ground Up Developments			**975**	

In Process Redevelopments

Shopping Center Name	Market	Grocer/Anchor Tenant	Shopping Center GLA	Description
The Abbot	Boston, MA	Retail/Office users	65	Generational redevelopment and densification of historic buildings in the heart of Harvard Square into mixed-use project with retail and office.
Tech Ridge	Austin, TX	HEB & Pinstack	214	Demolish vacant 21K SF retail building and construct 49K SF retail building for Pinstack, a premier entertainment venue.
Market Common Clarendon	Metro, DC	Luxury fitness user	422	Reconfiguration of vacant office building into a 130K SF modern, mixed-use building anchored by a luxury fitness club user; office building will offer a modern 3rd and 4th floor office space, in addition to retail on ground floor.
Point 50	Metro, DC	Whole Foods	48	Demolish existing center and construct 30K SF Whole Foods, and 18K SF of shop space.
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	161	Reconfiguration of Office Depot box for Whole Foods; Office Depot relocation; acquire and lease back restaurant pad; acquire convenience store parcel to renovate/rebuild to release; façade renovations and site enhancements to center.
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254	Reconfiguration of the former Walmart space for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.
Various Properties	Various	Various	1,595	Various properties where estimated incremental costs are less than $5 Million
Subtotal Redevelopments			**2,759**	
Total In Process Developments and Redevelopments			**3,733**	

Regency Centers.

Supplemental Information 17

Exhibit 99.2

Summary of Select Operating Properties with Near Term Redevelopment

June 30, 2019

(in thousands)

Select Operating Properties with Near Term Redevelopment*

Shopping Center Name	Market	Shopping Center GLA	% Leased	Estimated Project Start	REG's Estimated Incremental Project Costs	Description
Hancock	Austin, TX	410	54%	2020/2021	$35,000 - $45,000	Transformative redevelopment of former Sears space into retail and non-retail uses, including potential expansion of HEB. Also, redevelopment of Sears auto center to accommodate strong demand for retail and non-retail in this desirable infill market.
Gateway Plaza at Aventura	Miami, FL	30	0%	2020/2021	$10,000 - $15,000	Located on Biscayne Boulevard in a vibrant sub-market of Miami, will tear-down and rebuild or redevelop existing building (prior Babies R Us), with potential to bring a specialty grocer to the center and densify with addition of retail.
Westwood Shopping Center	Bethesda, MD	102	99%	2019/2020	$110,000 - $125,000	Grocery anchored shopping center transformed into best-in-class mix of uses with retail anchored by Giant, multi-family, and townhomes. Partnering with best-in-class residential developers for construction of multi-family and townhomes that will start in a later phase. Estimated incremental project costs include Regency's non-retail co-investment.
Serramonte Phase II	San Francisco, CA	1,076	97%	2019/2020	$50,000 - $60,000	Addition of new retail that will augment the evolving merchandising mix, complemented by development of new hotel by a best-in-class developer, at this A mall located just outside of San Francisco in Daly City.
Town and Country Center	Los Angeles, CA	230	40%	2020/2021	$20,000 - $30,000	Redevelopment of vacant former K-Mart box with new retail and 325 mid-rise apartments on a ground lease. Costs reflect incremental investment for retail redevelopment. Regency's total investment, incorporating acquisition costs at an anticipated total pro-rata ownership of 35% is $90M at a return of 6%+. Estimated investment from residential developer, outside of Regency's investment related to the retail portion, is expected to be in excess of $100M.
Costa Verde	San Diego, CA	179	86%	2021/2022	$175,000 - $200,000	Large-scale redevelopment of existing shopping center with addition of retail, office, hotel and parking garage, adjacent to new transit station.
Estimated Incremental Stablized Yield					**+/- 7.0%**	

*Selection reflects material under earning operating properties with near term redevelopment that is within approximately 24 months. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Regency Centers.

Supplemental Information 18

Unconsolidated Investments June 30, 2019 (in thousands) Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 6/30/2019 Pick-up State of Oregon (JV-C, JV-C2) 20 2,219 $ 5 27,013 $ 245,979 20.00% $ 49,196 $ 48,857 $ 1 ,571 (JV-CCV) 1 558 9 7,358 59,847 30.00% 17,954 10,949 5 60 21 2,777 6 24,371 305,826 GRI (JV-GRI) 69 8,914 1 ,635,866 9 19,383 40.00% 367,753 182,485 2 1,032 CalSTRS (JV-RC) 6 603 1 09,083 1 0,370 25.00% 2,592 23,829 2 ,964 NYSCRF (JV-NYC) 6 1 ,152 2 75,247 132,229 30.00% 39,669 53,646 6 36 USAA (1) (JV-USA) 7 683 8 8,069 103,956 20.01% 20,800 (3,754) 4 79 Publix (JV-O) 2 211 2 6,463 - 50.00% - 13,084 7 36 Individual Investors (JV-O) 6 869 4 07,721 120,483 18.38% - 50.00% 32,075 132,645 1 5,977 117 15,209 $ 3,166,820 $ 1,592,247 $ 5 30,039 $ 4 61,741 $ 4 3,955 Regency (1) The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets. 19 Exhibit 99.2

Leasing Statistics - Comparable Total Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 2nd Quarter 2019 371 1,891 $ 1 9.44 7.0% 5.3 $ 3 .95 1st Quarter 2019 240 1,075 2 2.05 8.8% 5.3 4 .01 4th Quarter 2018 379 1,968 2 3.36 9.3% 6.2 4 .87 3rd Quarter 2018 395 1,924 2 1.98 10.1% 6.3 4 .21 Total - 12 months 1,385 6,858 $ 2 1.66 8.9% 5.8 $ 4 .29 New Leases Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 2nd Quarter 2019 92 227 $ 2 6.93 6.9% 6.8 $ 2 4.12 1st Quarter 2019 53 163 2 8.41 13.2% 8.1 2 5.57 4th Quarter 2018 86 399 2 1.89 22.5% 9.8 2 4.45 3rd Quarter 2018 88 302 2 4.29 35.2% 10.6 2 4.51 Total - 12 months 319 1,091 $ 2 4.76 19.8% 9.1 $ 2 4.55 Renewals Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 2nd Quarter 2019 279 1,663 $ 1 8.37 7.0% 5.1 $ 1 .09 1st Quarter 2019 187 912 2 1.04 7.9% 4.8 0 .59 4th Quarter 2018 293 1,569 2 3.65 7.2% 5.5 1 .00 3rd Quarter 2018 307 1,622 2 1.55 5.9% 5.5 0 .39 Total - 12 months 1,066 5,766 $ 2 1.13 6.9% 5.3 $ 0 .79 Leasing Statistics - Comparable and Non-comparable Total Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 2nd Quarter 2019 435 2,234 $ 2 0.22 5.4 $ 6 .60 1st Quarter 2019 280 1,217 2 2.11 5.7 7 .36 4th Quarter 2018 426 2,258 2 3.30 6.4 7 .24 3rd Quarter 2018 445 2,336 1 9.53 6.8 4 .98 Total - 12 months 1,586 8,045 $ 2 1.14 6.1 $ 6 .41 Notes: ● All amounts reported at execution. ● Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share. ● Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months. ● Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements. ● Excludes Non-Retail Properties Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships June 30, 2019 (Retail Operating Properties Only) 20 Exhibit 99.2

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships June 30, 2019 (in thousands) Largest CBSAs by Population(1) Number of Properties GLA % Leased(2) ABR ABR/Sq. Ft. % of Number of Properties % of GLA % of ABR New York-Newark-Jersey City 16 1,736 97.3% $ 6 5,513 $ 3 8.81 3.8% 4.1% 7.2% Los Angeles-Long Beach-Anaheim 26 2,430 97.3% 6 5,548 2 7.71 6.2% 5.7% 7.2% Chicago-Naperville-Elgin 11 1,622 95.8% 2 9,455 1 8.94 2.6% 3.8% 3.3% Dallas-Fort Worth-Arlington 12 775 97.6% 1 7,041 2 2.53 2.9% 1.8% 1.9% Houston-Woodlands-Sugar Land 13 1,590 97.2% 2 9,502 1 9.09 3.1% 3.7% 3.3% Washington-Arlington-Alexandri 30 2,299 88.6% 5 4,448 2 6.72 7.1% 5.4% 6.0% Philadelphia-Camden-Wilmington 8 694 95.9% 1 5,146 2 2.76 1.9% 1.6% 1.7% Miami-Ft Lauderdale-W Palm Bch 46 5,492 93.2% 1 04,271 2 0.37 10.9% 12.8% 11.5% Atlanta-Sandy Springs-Roswell 22 2,065 94.9% 4 2,305 2 1.59 5.2% 4.8% 4.7% Boston-Cambridge-Newton 10 955 92.7% 2 1,240 2 4.00 2.4% 2.2% 2.3% San Francisco-Oakland-Hayward 22 3,787 95.8% 1 05,711 2 9.15 5.2% 8.9% 11.7% Phoenix-Mesa-Scottsdale - -- - - - - - Detroit-Warren-Dearborn - -- - - - - - Rvrside-San Bernardino-Ontario 2 137 83.9% 3 ,172 2 7.65 0.5% 0.3% 0.4% Minneapol-St. Paul-Bloomington 5 205 97.4% 3 ,277 1 6.44 1.2% 0.5% 0.4% Seattle-Tacoma-Bellevue 16 1,158 97.6% 2 9,824 2 6.39 3.8% 2.7% 3.3% San Diego-Carlsbad 11 1,536 97.3% 4 4,056 2 9.49 2.6% 3.6% 4.9% Tampa-St Petersburg-Clearwater 9 1,280 96.2% 2 1,901 1 7.79 2.1% 3.0% 2.4% Baltimore-Columbia-Towson 5 357 92.8% 7 ,879 2 3.78 1.2% 0.8% 0.9% Denver-Aurora-Lakewood 12 987 95.4% 1 4,699 1 5.61 2.9% 2.3% 1.6% St. Louis 4 408 100.0% 4 ,382 1 0.73 1.0% 1.0% 0.5% Orlando-Kissimmee-Sanford 8 809 95.2% 1 3,561 1 7.60 1.9% 1.9% 1.5% Pittsburgh - 0 -- - - - - - Charlotte-Concord-Gastonia 4 233 97.6% 4 ,641 2 0.38 1.0% 0.5% 0.5% Sacramento-Rosevl-Arden-Arcade 4 318 97.6% 6 ,986 2 2.52 1.0% 0.7% 0.8% Top 25 CBSAs by Population 296 30,874 95.1% $ 704,555 $ 22.73 70.3% 72.2% 77.9% CBSAs Ranked 26 - 50 by Population 62 6,501 92.9% 101,727 1 6.77 14.7% 15.2% 11.2% CBSAs Ranked 51 - 75 by Population 21 2,064 95.9% 48,123 2 3.99 5.0% 4.8% 5.3% CBSAs Ranked 76 - 100 by Population 14 926 98.1% 15,710 1 7.15 3.3% 2.2% 1.7% Other CBSAs 28 2,396 91.2% 34,684 1 5.82 6.7% 5.6% 3.8% Total All Properties 421 42,761 94.7% $ 904,798 $ 22.30 100.0% 100.0% 100.0% (1) 2018 Population Data Source: Synergos Technologies, Inc. (2) Includes Properties in Development and leases that are executed but have not commenced. 21 Exhibit 99.2

Exhibit 99.2

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2019

(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,776	6.5%	$ 29,010	3.2%	69	13
Kroger Co.[(1)]	2,855	6.7%	27,631	3.1%	56	15
Albertsons Companies, Inc.[(2)]	1,819	4.3%	25,731	2.8%	46	18
Whole Foods	1,062	2.5%	22,349	2.5%	33	11
TJX Companies, Inc.[(3)]	1,296	3.0%	21,669	2.4%	60	19
CVS	654	1.5%	14,153	1.6%	57	20
Ahold/Delhaize[(4)]	514	1.2%	12,333	1.4%	15	9
Bed Bath & Beyond Inc.[(5)]	498	1.2%	9,235	1.0%	19	-
Nordstrom[(6)]	320	0.7%	8,843	1.0%	9	-
Ross Dress For Less	551	1.3%	8,621	1.0%	25	9
L.A. Fitness Sports Club	423	1.0%	8,510	0.9%	12	4
Trader Joe's	258	0.6%	8,119	0.9%	26	7
PETCO Animal Supplies, Inc[(7)]	320	0.7%	7,763	0.9%	38	11
Gap, Inc[(8)]	216	0.5%	7,182	0.8%	17	2
JAB Holding Company[(9)]	181	0.4%	6,821	0.8%	60	14
Starbucks	137	0.3%	6,774	0.7%	98	32
Wells Fargo Bank	131	0.3%	6,648	0.7%	51	19
JPMorgan Chase Bank	117	0.3%	6,580	0.7%	36	7
Walgreens	288	0.7%	6,412	0.7%	27	10
Target	570	1.3%	6,365	0.7%	6	2
Bank of America	119	0.3%	6,243	0.7%	42	17
Kohl's	612	1.4%	5,867	0.6%	8	2
H.E. Butt Grocery Company[(10)]	345	0.8%	5,858	0.6%	5	-
Dick's Sporting Goods, Inc.[(11)]	340	0.8%	5,548	0.6%	7	2
Ulta	170	0.4%	5,081	0.6%	19	3
Top 25 Tenants	**16,572**	**38.7%**	**$ 279,346**	**30.9%**	**841**	**246**

(1) Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2

(2) Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1

(3) TJ Maxx 26 / Homegoods 18 / Marshalls 14 / Sierra Trading Post 1 / Homesense 1

(4) Giant 10 / Stop & Shop 4 / Food Lion 1

(5) Bed Bath & Beyond 12 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1

(6) Nordstrom Rack 9

(7) Petco 31 / Unleashed by Petco 7

(8) Old Navy 11 / The Gap 3 / Athleta 2 / GAP BR Factory 1

(9) Panera 34 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 10 / Krispy Kreme 3

(10) H.E.B. 4 / Central Market 1

(11) Dick's Sporting Goods 6 / Golf Galaxy 1

Regency Centers.

Supplemental Information 22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships June 30, 2019 (GLA in thousands) Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 43 0.1% 0.1% $ 1 3.09 2019 279 0.7% 0.4% 1 3.78 2020 2,373 5.9% 3.4% 1 2.69 2021 2,739 6.9% 4.0% 1 2.89 2022 3,136 7.9% 5.3% 1 5.14 2023 2,557 6.4% 4.7% 1 6.36 2024 3,445 8.6% 5.9% 1 5.28 2025 1,363 3.4% 2.8% 1 8.10 2026 1,256 3.1% 2.7% 1 8.99 2027 1,361 3.4% 2.6% 1 6.83 2028 1,526 3.8% 2.9% 1 6.82 10 Year Total 20,078 50.3% 34.8% $ 1 5.38 Thereafter 5,545 13.9% 10.0% 1 6.07 25,623 64.1% 44.8% $ 15.53 Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 229 0.6% 0.8% $ 3 0.07 2019 699 1.7% 2.5% 3 1.17 2020 2,114 5.3% 7.7% 3 2.17 2021 2,122 5.3% 7.8% 3 2.49 2022 2,224 5.6% 8.3% 3 3.22 2023 1,889 4.7% 7.3% 3 4.49 2024 1,604 4.0% 6.0% 3 3.41 2025 854 2.1% 3.6% 3 7.32 2026 694 1.7% 2.9% 3 7.08 2027 542 1.4% 2.3% 3 7.39 2028 613 1.5% 2.8% 4 0.83 10 Year Total 13,583 34.0% 51.9% $ 3 3.95 Thereafter 742 1.9% 3.2% 3 8.74 14,325 35.9% 55.2% $ 34.20 Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 272 0.7% 0.8% $ 2 7.39 2019 978 2.4% 2.9% 2 6.21 2020 4,486 11.2% 11.1% 2 1.87 2021 4,861 12.2% 11.7% 2 1.44 2022 5,360 13.4% 13.7% 2 2.64 2023 4,446 11.1% 12.0% 2 4.06 2024 5,049 12.6% 12.0% 2 1.04 2025 2,216 5.5% 6.4% 2 5.51 2026 1,950 4.9% 5.6% 2 5.42 2027 1,903 4.8% 4.9% 2 2.69 2028 2,139 5.4% 5.7% 2 3.70 10 Year Total 33,661 84.3% 86.7% $ 2 2.87 Thereafter 6,287 15.7% 13.3% 1 8.75 39,948 100.0% 100.0% $ 22.22 Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. (1) Anchor tenants represent any tenant occupying at least 10,000 square feet. (2) Shop tenants represent any tenant occupying less than 10,000 square feet. (4) Month to month lease or in process of renewal. Anchor Tenants(1) Shop Tenants(2) All Tenants (3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. 23 Exhibit 99.2

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				Gizmo Art Production, INC.	$13.27
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$33.79
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons, (Target)	$29.85
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%			42	Von's, Kohl's, CVS	$26.01
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	95.7%			32	Mollie Stone's Market, CVS	$25.20
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	96.7%			34	Safeway, CVS	$27.31
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Beverages & More!, Childtime Childcare, Golf Galaxy, Old Navy	$19.37
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				Marshalls	$28.12
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	92.3%			14	Grocery Outlet, Orchard Supply Hardware, CVS, Dollar Tree, Ross Dress For Less	$22.55
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%			66	Safeway, Orchard Supply & Hardware, CVS	$17.51
Costa Verde Center			CA	San Diego-Carlsbad	179	179	86.2%			40	Bristol Farms, Bookstar, The Boxing Club	$34.35
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep, Tuesday Morning	$31.78
Culver Public Market			CA	Los Angeles-Long Beach-Anaheim	27	27	49.4%				Urbanspace	$55.95
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	98.5%		53	53	(Safeway), (CVS), Beverages & More!	$40.67
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	99.5%			31	Bristol Farms, CVS	$38.52
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	98.1%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$30.07
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	98.0%			42	Von's, CVS, Children's Paradise	$18.75
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	99.1%			38	Whole Foods, Walgreens	$31.67
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.24

Supplemental Information 24

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$20.96
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	97.4%			44	Stater Bros, CVS	$26.90
Friars Mission Center			CA	San Diego-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$35.89
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$33.00
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.5%			40	Gelson's Markets, John of Italy Salon & Spa	$28.46
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	95.4%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.32
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, Stein Mart, PETCO, Homegoods	$24.57
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%			52	Ralphs	$25.51
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.3%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Total Woman	$37.76
Jefferson Square			CA	Rvrside-San Bernardino-Ontario	38	38	48.9%				CVS	$16.28
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	94.1%		39	39	(Albertsons), CVS	$28.26
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%			26	Whole Foods, PETCO	$36.31
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.7%			43	Safeway, CVS Ross Dress for Less	$20.98
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	98.4%			43	Stater Bros.	$23.56
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	99.1%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.55
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%			58	Albertsons	$26.42
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	96.3%			40	Safeway, Office Max, Rite Aid	$22.70
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.0%			44	Gelson's Markets, (Longs Drug)	$20.96
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.6%				University of CA	$85.43
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$35.05

Supplemental Information 25

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	96.4%				The Container Store, Uniqlo, Forever 21, The Cheesecake Factory,Trufusion	$45.35
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	92.8%			37	Von's, CVS	$26.46
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$23.06
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	75.8%				JCPenney, OfficeMax, Cost Plus World Market	$10.69
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	94.9%			50	Von's, 24 Hour Fitness, Jo-Ann Fabrics, Marshalls	$22.79
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	99.8%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$33.22
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	91.2%			10	Trader Joe's, PETCO, Beverages & More!, Ross Dress For Less, Marshalls	$35.32
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	96.5%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$22.45
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%			37	Superior Super Warehouse	$21.11
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$35.30
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	96.9%			57	Vons, CVS	$31.29
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	100.0%		38	38	(Safeway), (CVS)	$36.73
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	94.8%			48	Safeway, CVS	$25.70
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy, Pier 1	$42.53
Serramonte Center			CA	San Francisco-Oakland-Hayward	1,076	1,076	96.8%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, JCPenney, Buy Buy Baby, Cost Plus World Market, Crunch Gym, DAISO, Forever 21, H&M, Old Navy, Part City, Ross, TJ Maxx, Uniqlo	$24.58
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$23.56
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%			32	Nob Hill, CVS	$17.94

Supplemental Information 26

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%			53	Safeway	$19.24
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart, Orchard Supply Hardware, Homegoods	$20.31
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.80
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	99.3%			56	Safeway, CVS, Alamo Hardware	$24.49
The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	97.7%			52	Ralphs, Trader Joe's	$39.14
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.7%			35	Safeway,CVS, Petco	$24.87
Town and Country Center	O	18%	CA	Los Angeles-Long Beach-Anaheim	230	42	40.0%			41	Whole Foods, CVS, Citibank	$47.16
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$31.63
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	93.4%			41	Ralphs, Rite Aid	$20.01
Twin Peaks			CA	San Diego-Carlsbad	208	208	99.5%			45	Atlas International Market, Target	$20.84
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$27.51
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.04
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.00
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%			25	Safeway, Rite Aid	$19.08
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	95.1%			72	Von's, Sprouts, (CVS)	$38.33
Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	86.4%				REI, UFC Gym, Old Navy, Pier 1 Imports, Ulta, ClaimJumper, The Jungle Fun Concord	$29.79
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$15.95
Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	98.5%		113		(Target),Chuck E. Cheese, Marshalls	$25.23
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	99.0%				Sports Basement,TJ Maxx	$37.55
			CA		11,210	9,262	95.8%	96.6%	780	2,687

Supplemental Information 27

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	90.9%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$14.75
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	91.7%			44	Safeway, Jo-Ann Fabrics, PETCO, Pier 1 Imports, HomeGoods	$18.36
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$20.36
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	79.8%		53	53	(Safeway), One Hour Optical	$30.35
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.1%			62	King Soopers, Ace Hardware	$11.50
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.33
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	96.4%			72	King Soopers	$10.41
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%			66	Whole Foods, Barnes & Noble, Bicycle Village	$27.80
Crossroads Commons II	C	20%	CO	Boulder	20	4	65.8%				(Whole Foods), (Barnes & Noble, Bicycle Village)	$36.02
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.25
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	100.0%			66	King Soopers	$11.35
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%			30	King Soopers	$20.88
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	97.5%			78	King Soopers	$11.02
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%			61	King Soopers	$12.21
Marketplace at Briargate			CO	Colorado Springs	29	29	94.4%		66	66	(King Soopers)	$32.34
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.30
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.59
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	89.2%		100	100	(King Soopers)	$28.94
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	98.3%			70	King Soopers	$13.23
Woodmen Plaza			CO	Colorado Springs	116	116	93.4%			70	King Soopers	$13.16
			CO		2,000	1,455	95.1%	95.7%	403	1,149
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%					$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%					$27.45
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%				Old Navy, The Clubhouse	$30.68
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	86.6%					$46.55
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	91.4%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Walgreens, Staples	$14.59
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	100.0%			12	Trader Joe's	$50.18
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.24

Supplemental Information 28

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	100.0%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$29.17
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$24.03
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$19.00
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	93.2%				Fairfield University Bookstore, Merril Lynch	$32.64
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$53.92
Southbury Green			CT	New Haven-Milford	156	156	92.9%			60	ShopRite, Homegoods	$22.45
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	79.8%			22	The Fresh Market	$39.95
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,639	1,528	95.5%	95.2%	0	358
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	85.8%			12	Trader Joe's	$41.19
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%					$113.49
			DC		40	12	84.4%	84.0%	0	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	96.5%			49	Acme Markets, K-Mart	$15.01
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	92.2%				Rite Aid	$24.04
			DE		296	257	95.5%	96.1%	0	49
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	86.5%		58	58	(Lucky's)	$22.46
Anastasia Plaza			FL	Jacksonville	102	102	93.5%			49	Publix	$13.57
Atlantic Village			FL	Jacksonville	105	105	92.5%				LA Fitness, Pet Supplies Plus	$16.95
Aventura Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	97	97	98.9%			49	Publix, CVS	$36.96
Aventura Square			FL	Miami-Ft Lauderdale-W Palm Bch	144	144	79.3%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.16
Banco Popular Building			FL	Miami-Ft Lauderdale-W Palm Bch	33	33	27.1%					$26.19
Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	97.5%			66	Publix, Walgreens	$14.34
Bird 107 Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	40	40	92.9%				Walgreens	$19.95
Bird Ludlam			FL	Miami-Ft Lauderdale-W Palm Bch	192	192	98.0%			44	Winn-Dixie, CVS, Goodwill	$23.32
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	254	254	93.9%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$17.74

Supplemental Information 29

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Bluffs Square Shoppes			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	98.4%			40	Publix, Walgreens, Anthony's	$14.75
Boca Village Square			FL	Miami-Ft Lauderdale-W Palm Bch	92	92	97.6%			36	Publix, CVS	$22.32
Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	94.9%			46	Publix, Citi Trends, Pet Supermarket	$16.70
Boynton Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	105	105	94.4%			54	Publix, CVS	$21.07
Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.14
Caligo Crossing			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	61.0%		98		(Kohl's)	$47.70
Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$23.39
Cashmere Corners			FL	Port St. Lucie	86	86	76.1%			44	WalMart	$13.58
Charlotte Square			FL	Punta Gorda	91	91	77.7%			44	WalMart	$10.36
Chasewood Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	151	151	98.2%			54	Publix, Pet Smart	$26.00
Concord Shopping Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	309	309	95.4%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$12.50
Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	75	75	98.8%			25	Aldi, Walgreens	$31.14
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.0%			51	Publix	$14.00
Country Walk Plaza	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	101	30	93.6%			40	Publix, CVS	$20.24
Countryside Shops			FL	Miami-Ft Lauderdale-W Palm Bch	193	193	93.1%			46	Publix, Stein Mart, Ross Dress for Less	$18.73
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	98.3%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.20
Fountain Square			FL	Miami-Ft Lauderdale-W Palm Bch	177	177	95.6%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$25.66
Gardens Square			FL	Miami-Ft Lauderdale-W Palm Bch	90	90	100.0%			42	Publix	$18.20
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%				Best Buy, Barnes & Noble	$19.67
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.32
Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-W Palm Bch	133	133	93.2%			50	Publix, Beall's	$15.56

Supplemental Information 30

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Hammocks Town Center			FL	Miami-Ft Lauderdale-W Palm Bch	184	184	98.7%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.09
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%			39	Publix	$16.01
Homestead McDonald's			FL	Miami-Ft Lauderdale-W Palm Bch	4	4	100.0%					$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$15.50
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.33
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	95.7%				LA Fitness, Walgreens	$23.44
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.2%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$15.87
Lantana Outparcels			FL	Miami-Ft Lauderdale-W Palm Bch	17	17	100.0%					$18.28
Mandarin Landing			FL	Jacksonville	140	140	90.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.01
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$17.84
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	96.7%			51	Publix	$17.11
Newberry Square			FL	Gainesville	181	181	45.8%			40	Publix, Dollar Tree	$10.19
Nocatee Town Center			FL	Jacksonville	110	110	100.0%			54	Publix	$20.67
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.17
Oakleaf Commons			FL	Jacksonville	74	74	96.2%			46	Publix	$15.02
Ocala Corners			FL	Tallahassee	87	87	98.6%			61	Publix	$14.99
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$9.97
Pablo Plaza			FL	Jacksonville	161	161	98.4%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.23
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	90.2%				LA Fitness, Paragon Theaters	$21.59
Pine Island			FL	Miami-Ft Lauderdale-W Palm Bch	255	255	97.9%			40	Publix, Burlington Coat Factory, Beall's, YouFit Health Club	$14.66
Pine Ridge Square			FL	Miami-Ft Lauderdale-W Palm Bch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$17.93
Pine Tree Plaza			FL	Jacksonville	63	63	92.9%			38	Publix	$14.59
Pinecrest Place			FL	Miami-Ft Lauderdale-W Palm Bch	70	70	92.0%		173	47	Whole Foods, (Target)	$39.36
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	100.0%			51	Publix	$26.74

Supplemental Information 31

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	202	202	99.5%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Tuesday Morning, Planet Fitness	$15.85
Prosperity Centre			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	93.5%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$21.84
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	96.0%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta	$18.55
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%			40	Publix, Beall's, Harbor Freight Tools	$11.29
Salerno Village			FL	Port St. Lucie	5	5	100.0%					$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-W Palm Bch	107	107	91.5%			36	Publix, Walgreens, Dollar Tree	$12.59
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.4%			54	Publix	$22.90
Sheridan Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	506	506	86.0%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus	$19.15
Shoppes @ 104			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	98.8%			46	Winn-Dixie, CVS	$19.04
Shoppes at Bartram Park	O	50%	FL	Jacksonville	134	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$20.55
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-W Palm Bch	83	83	95.8%			42	Publix, YouFit Health Club	$15.68
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%			46	Publix	$21.39
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-W Palm Bch	27	27	100.0%		54	54	(Publix)	$24.91
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-W Palm Bch	200	200	95.5%			44	Publix, Stein Mart, Tuesday Morning, Bassett Furniture, Duffy's Sports Bar, CVS	$16.54
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.39
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-W Palm Bch	127	127	92.5%			48	Publix, Goodwill	$19.17
Shoppes of Sunset			FL	Miami-Ft Lauderdale-W Palm Bch	22	22	91.1%					$24.73
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-W Palm Bch	28	28	67.6%					$23.04
Shops at John's Creek			FL	Jacksonville	15	15	100.0%					$23.92
Shops at Skylake			FL	Miami-Ft Lauderdale-W Palm Bch	287	287	93.2%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$23.32

Supplemental Information 32

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
South Beach Regional			FL	Jacksonville	308	308	96.8%			13	Trader Joe's, Home Depot, Stein Mart, Ross Dress for Less, Bed Bath & Beyond, Staples	$15.02
South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.02
Starke			FL	Other	13	13	100.0%				CVS	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.79
Tamarac Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	125	125	74.8%			38	Publix, Dollar Tree	$13.12
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	99.3%			52	Publix, LA Fitness	$20.96
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	95.4%					$23.33
The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	84.8%			29	Sprouts	$25.97
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$10.57
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%				PETCO, Pier 1 Imports	$32.08
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.58
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	93.8%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$14.98
University Commons			FL	Miami-Ft Lauderdale-W Palm Bch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$31.63
Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	45	13	97.3%			29	Publix	$27.05
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	98.9%			50	Publix, Walgreens, Stein Mart	$20.27
Waterstone Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	61	61	100.0%			46	Publix	$16.72
Welleby Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	95.9%			47	Publix, Dollar Tree	$13.51
Wellington Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	100.0%			45	Publix, CVS	$24.35
West Bird Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	100	100	86.5%			38	Publix	$18.61
West Lake Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	95.8%			46	Winn-Dixie, CVS	$18.96
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%			51	Publix	$16.36

Supplemental Information 33

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westport Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	47	47	97.9%			28	Publix	$20.05
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	100.0%			44	Publix	$21.28
Young Circle Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	65	65	59.0%			23	Walgreens	$21.07
			FL		11,799	11,082	94.0%	93.9%	1,107	3,527
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	100.0%				Harbor Freight Tools	$21.93
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				Michael's	$21.72
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix, Office Depot, Party City, Shoe Carnival, TJ Maxx	$16.49
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	82.4%			38	Publix	$16.80
Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	96.0%			25	The Fresh Market, Tuesday Morning, Dance 101	$26.09
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	98.2%					$27.20
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.15
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%			41	Kroger	$15.71
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	94.7%			37	Publix	$21.45
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.33
Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	100.0%			45	Publix	$16.26
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	92.3%			44	Publix	$19.74
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	91.7%			18	The Fresh Market, Walgreens, Dunwoody Prep	$19.69
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.6%			31	Publix, Walgreens	$23.22
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	96.9%			30	Whole Foods	$38.07
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	83.5%			56	Kroger, Binders Art Supplies & Frames	$20.55
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%				HomeGoods, PETCO	$31.95
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix, The Juice Box	$9.59
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	97.7%			63	Kroger	$13.16
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	93.3%			12	Trader Joe's, Pier 1 Imports, Fox's, Flynn O'Hara Uniforms	$24.13
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	56.3%				(CVS)	$11.12
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	87.2%					$25.36
			GA		2,134	2,065	94.8%	94.9%	0	551

Supplemental Information 34

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.29
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	83.3%				PETCO	$37.09
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.6%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.01
Hinsdale			IL	Chicago-Naperville-Elgin	179	179	94.8%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.65
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	89.7%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$27.28
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	95.3%			74	Mariano's Fresh Market, Dollar Tree, Party City	$16.98
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Walgreens	$21.50
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	98.3%			63	Jewel-Osco, Blink Fitness	$12.31
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	92.7%			80	Mariano's Fresh Market, Goodwill	$17.90
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	98.2%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$18.05
			IL		1,746	1,343	95.5%	96.2%	0	530
Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$15.83
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	83.1%		64	64	(Kroger), Tuesday Morning	$17.62
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	97.0%			12	Trader Joe's	$26.09
			IN		418	335	96.1%	98.1%	64	116
Bluebonnet Village			LA	Baton Rouge	102	102	90.4%			33	Rouses Market, Office Depot	$13.80
Elmwood Oaks Shopping Center			LA	New Orleans-Metairie	136	136	100.0%				Academy Sports, Dollar Tree, Tuesday Morning, Lifestyle Appliances	$10.15
			LA		238	238	95.9%	95.9%	0	33
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	100.0%			61	Stop & Shop, Modells Sporting Goods, Planet Fitness	$24.51
Northborough Crossing	NYC	30%	MA	Worcester	646	194	98.2%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.12
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	100.0%			66	Stop & Shop	$21.42
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	94.7%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.06

Supplemental Information 35

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$24.76
The Abbot			MA	Boston-Cambridge-Newton	65	65	0.0%					$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Gold's Gym, Formlabs	$20.29
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
			MA		1,657	1,148	95.1%	93.6%	0	657
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	89.1%			9	Trader Joe's	$37.81
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	99.0%			70	Shoppers Food Warehouse, CVS	$18.28
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	98.5%			10	Trader Joe's	$39.24
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%					$40.79
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	89.9%			41	Giant, Parkville Lanes, Dollar Tree, Petco	$16.86
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$20.93
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	99.2%			64	Shoppers Food Warehouse	$13.49
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$17.15
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	100.0%		75	63	Giant, (Sunrise)	$28.20
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$27.15
Westwood - Manor Care			MD	Washington-Arlington-Alexandri	41	41	0.0%					$0.00
Westwood Shopping Center			MD	Washington-Arlington-Alexandri	213	213	94.8%			55	Giant, Citgo, Bowlmor AMF	$34.58
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	98.1%				CVS	$33.03
			MD		1,441	795	91.3%	94.8%	75	374
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.45
			MI		97	97	100.0%	100.0%	0	0
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$14.73
Calhoun Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$24.46
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$24.43

Supplemental Information 36

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.4%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$12.85
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	90.8%			89	CUB Foods	$13.33
			MN		665	205	97.2%	97.4%	87	183
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.83
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.15
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.00
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.14
			MO		408	408	100.0%	100.0%	388	314
Cameron Village	C	30%	NC	Raleigh	558	167	95.8%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties, K&W Cafeteria, Pier 1 Imports, Bevello, The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry	$23.60
Carmel Commons			NC	Charlotte-Concord-Gastonia	133	133	98.5%			14	The Fresh Market, Chuck E. Cheese, Party City, Walgreens, Planet Fitness	$20.89
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$16.83
Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.47
Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$16.83
Harris Crossing			NC	Raleigh	65	65	98.3%			53	Harris Teeter	$9.20
Holly Park			NC	Raleigh	160	160	90.5%			12	Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Arystsms, Pet Supplies Plus, Ulta	$17.42
Lake Pine Plaza			NC	Raleigh	88	88	98.4%			58	Harris Teeter	$12.96
Midtown East	O	50%	NC	Raleigh	159	79	87.4%			120	Wegmans	$21.66
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$18.69
Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	90.4%			30	Whole Foods, Walgreens	$16.99
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	87	87	100.0%			53	Harris Teeter	$18.01
Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	99.5%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$18.99
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$16.85
Sutton Square	C	20%	NC	Raleigh	101	20	88.4%			24	The Fresh Market, Walgreens	$19.93
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	90.7%			42	Whole Foods, PTA Thrift Shop	$20.49
Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%			49	Publix	$17.21

Supplemental Information 37

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion,Triangle ACE Hardware	$13.73
			NC		2,164	1,285	95.6%	97.0%	0	848
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	97.8%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$35.93
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.29
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$13.78
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	89.0%			60	Shop Rite	$22.56
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.9%			70	ShopRite	$25.48
			NJ		571	333	96.2%	96.7%	0	258
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%				Barney's New York	$79.13
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$116.47
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	97.2%			18	Aldi, Bob's Discount Furniture, TJ Maxx, F21 Red, Blink Fitness	$38.73
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.21
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	99.5%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$48.66
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%				Petco	$37.71
Rivertowns Square			NY	New York-Newark-Jersey City	116	116	93.9%			18	Brooklyn Harvest Market, Ipic Theaters, Ulta Beauty, The Learning Experience	$35.19
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$24.50
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.20
Westbury Plaza			NY	New York-Newark-Jersey City	394	394	95.4%			110	Wal-Mart, Costco, Marshalls, Total Wine and More, Olive Garden	$24.97
			NY		1509	1424	97.6%	97.4%	0	357
Cherry Grove			OH	Cincinnati	196	196	97.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.04
East Pointe			OH	Columbus	107	107	98.7%			76	Kroger	$10.44

Supplemental Information 38

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Hyde Park			OH	Cincinnati	397	397	93.1%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples	$16.63
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$12.86
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.58
Red Bank Village			OH	Cincinnati	176	176	100.0%			152	Wal-Mart	$7.55
Regency Commons			OH	Cincinnati	34	34	90.3%					$26.55
West Chester Plaza			OH	Cincinnati	88	88	98.4%			67	Kroger	$9.89
			OH		1,205	1,205	96.7%	96.7%	90	685
Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Trader Joe's, TJ Maxx, Michael's	$21.27
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$15.53
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	86.9%			41	Safeway, Planet Fitness	$19.05
Northgate Marketplace			OR	Medford	81	81	100.0%			13	Trader Joe's, REI, PETCO	$23.40
Northgate Marketplace Ph II			OR	Medford	177	177	96.2%				Dick's Sporting Goods, Homegoods, Marshalls	$16.90
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.51
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	100.0%				Bed Bath & Beyond	$21.54
			OR		835	779	96.7%	96.4%	0	215
Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.45
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	94.0%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.41
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.9%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.17
Hershey			PA	Other	6	6	100.0%					$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.5%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$25.55
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%			51	Weis Markets	$24.20
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	86.5%			56	Acme Markets, Michael's	$18.67
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.75
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%			51	Giant	$21.37
			PA		983	584	95.2%	95.9%	244	375
Indigo Square			SC	Charleston-North Charleston	51	51	94.8%			22	Publix	$28.63

Supplemental Information 39

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$16.89
			SC		131	83	98.0%	96.8%	0	59
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.66
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	100.0%			75	Kroger, PETCO	$14.06
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger, PETCO	$19.85
			TN		318	318	100.0%	100.0%	0	214
Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.8%			68	Kroger, Walgreens	$20.38
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%			83	Kroger	$11.74
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	98.0%			40	Whole Foods	$27.59
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$26.66
Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	96.6%			63	Kroger, CVS	$19.10
Hancock			TX	Austin-Round Rock	410	410	53.8%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness	$20.87
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$27.32
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%					$47.53
Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	100.0%			79	H.E.B.	$24.61
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$16.26
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	92.7%		63	63	(Wal-Mart)	$26.64
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$20.84
Market at Round Rock			TX	Austin-Round Rock	123	123	98.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.53
Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	96.3%			100	Kroger	$16.26
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.8%			49	Tom Thumb, Ogle School of Hair Design	$17.97
North Hills			TX	Austin-Round Rock	145	145	99.1%			60	H.E.B.	$23.33
Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	94.7%			66	Randalls Food, CVS, The Woodlands Childrens Museum, Gold's Gym	$22.55
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$14.71
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%			30	H.E.B. , Central Market, Talbots	$33.89
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.8%			61	Kroger	$14.21
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.32

Supplemental Information 40

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.8%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finder Foods	$13.61
Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	100.0%			63	Kroger,CVS	$21.13
Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	100.0%			65	Kroger, Walgreens	$18.07
Tech Ridge Center			TX	Austin-Round Rock	214	214	89.9%			84	H.E.B., Pinstack	$23.33
The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	167	167	92.6%			100	Kroger	$15.73
Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.27
Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	96.8%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.68
Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	97.9%		127		(Target), Gold's Gym, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$19.77
Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	100.0%			45	Whole Foods	$29.29
			TX		3,982	3,326	92.6%	91.6%	271	1,682
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	89	36	66.6%					$20.34
Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	95.0%			40	Whole Foods, Cooper's Hawk Winery	$30.70
Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	96	24	97.9%			58	Safeway	$22.56
Carytown Exchange	M	10%	VA	Richmond	107	107	46.3%			38	Publix, CVS	$14.37
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	Shoppers Food Warehouse, United States Coast Guard Ex	$19.37
Point 50			VA	Washington-Arlington-Alexandri	48	48	62.4%			30	Whole Foods	$22.00
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	91.0%			65	Shoppers Food Warehouse	$27.06
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	95.6%			50	Giant	$25.19
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	95.4%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness	$27.03
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.22
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	Earth Fare	$38.01
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	93	37	98.0%			51	Giant, CVS	$29.26

Supplemental Information 41

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	90.5%			63	Shoppers Food Warehouse	$23.84
Market Common Clarendon			VA	Washington-Arlington-Alexandri	422	422	71.4%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Washington Sports Club, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$35.19
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	100.0%			56	Giant	$21.26
Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	91.4%			52	Harris Teeter	$19.95
Shops at Stonewall			VA	Washington-Arlington-Alexandri	308	308	100.0%			127	Wegmans, Dick's Sporting Goods, Staples, Ross Dress For Less, Bed Bath & Beyond, Michaels	$18.73
The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	98.0%			122	Wegmans	$21.36
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	187	75	85.6%			47	Giant, Planet Fitness	$22.41
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	93.1%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill	$28.18
Village Shopping Center	GRI	40%	VA	Richmond	111	44	92.4%			45	Publix, CVS	$24.74
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	91.7%				CVS, Fashion K City	$26.43
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	99.1%		141	59	Safeway, (Target)	$26.02
			VA		3,484	2,036	89.6%	89.2%	141	1,140
6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%					$18.31
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$16.40
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	96.5%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$24.09
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	82.8%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente	$34.29
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	95.8%			64	Quality Food Centers, Gold's Gym, Urban Outfitters	$25.82
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fitness Evolution, Big 5 Sporting Goods, Dollar Tree	$12.24
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	100.0%			29	Safeway, Rite Aid	$27.57
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$24.99
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%					$41.31
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$33.49
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	100.0%					$33.94

Supplemental Information 42

Exhibit 99.2

Portfolio Summary Report By State

June 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	91.6%		230	13	(Sears), Marshalls, Bevmo!, Whole Foods	$27.84
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	94.2%			41	Quality Food Centers, Rite Aid	$23.75
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%			50	Whole Foods, Dania, Bartell, Guitar Center	$23.27
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$34.36
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$30.66
			WA		1,726	1,158	96.7%	98.6%	437	484

Regency Centers Total					52,693	42,761	94.7%	95.0%	4,088	16,858		$22.18

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information 43

Real Estate - Operating Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter Wholly Owned NOI (page 5) $ 185,704 Share of JV NOI (page 7) $ 25,104 Less: Noncontrolling Interests (page 7) $ (1,894) Base Rent from leases signed but not yet rent-paying - Current Quarter Retail Operating Properties including redevelopments $ 2,479 Select Operating Properties with Near Term Redevelopment Estimated Incremental Project Costs (page 18) $400,000 - $475,000 Estimated Incremental Stabilized Yield (page 18) +/- 7% Development Projects In Process REG's Estimated Net Project Costs (page 16) $ 281,884 Stabilized Yield (page 16) 7.1% Annualized Proforma Stabilized NOI $ 20,014 REG's Estimated Net GAAP Project Costs1 (page 16, footnote) $ 3 04,273 % of Costs Incurred (page 16, footnote) 69% Construction in Progress $ 2 09,948 NOI from Development Projects In Process - Current Quarter Proforma Stabilized NOI $ 122 In-place NOI from Developments In Process $ 1,708 Fee Income Third-Party Management Fees and Commissions - Current Quarter (page 5) $ 7,442 Less: Share of JV's Total fee income - Current Quarter (page 7) $ (277) Estimated Market Value of Undeveloped Land Land held for sale or future development $ 47,801 Outparcels at retail operating properties 14,622 Total Estimated Market Value of Undeveloped Land $ 62,423 Wholly Owned Assets (page 3) Cash and Cash Equivalents $ 37,364 Tenant and other receivables, excluding Straight line rent receivables $ 52,344 Other Assets, excluding Goodwill $ 97,565 Share of JV Assets (page 6) Cash and Cash Equivalents $ 16,059 Tenant and other receivables, excluding Straight line rent receivables $ 6,086 Other Assets $ 13,575 Less: Noncontrolling Interests (page 6) $ (4,253) Wholly Owned Debt Outstanding (page 12) Mortgage Loans $ 467,092 Unsecured Public/Private Notes 2,550,000 Unsecured Credit Facilities 685,000 Total Wholly Owned Debt Outstanding $ 3,702,092 Share of JV Debt Outstanding (page 14) $ 532,937 Other Wholly Owned Liabilities (page 3) Accounts Payable and Other Liabilities $ 188,723 Tenants' Security and Escrow Deposits $ 45,527 Other Share of JV Accounts Liabilities (page 6) Accounts Payable and Other Liabilities $ 33,217 Tenants' Security and Escrow Deposits $ 5,071 Less: Noncontrolling Interests (page 6) $ (45,228) Common Shares and Equivalents Outstanding Common Shares and Equivalents Issued and Outstanding (page 1) 167,905 (1) Includes additional interest and overhead capitalization. Real Estate - In Process Developments Other Assets Liabilities Components of Net Asset Value (NAV) As of June 30, 2019 (unaudited and in thousands) 30 Exhibit 99.2

Supplemental Information 44

Current Previous YTD 2019E 2019E Net Income / Share(1) $0.85 $1.56 - $1.60 $1.41 - $1.47 NAREIT FFO / Share(1) $1.90 $3.81 - $3.85 $3.80 - $3.86 Same Property Same property NOI growth without termination fees (pro-rata) 2.1% 2.0% - 2.5% 2.0% - 2.5% Same property percent leased at period end (pro-rata) 95.1% +/- 95.5% +/- 95.5% New Investments Development and Redevelopment starts (pro-rata) $103,900 $150,000 - $250,000 $150,000 - $250,000 Estimated yield (weighted average) 6.4% +/- 6.5% +/- 7.0% Acquisitions (pro-rata) $19,050 +/- $232,000 +/- $16,000 Cap rate (weighted average) 3.9% +/- 4.25% +/- 4.3% Disposition Activity Dispositions (pro-rata) $136,500 +/- $300,000 +/- $200,000 Cap rate (weighted average) 7.5% +/- 7.5% +/- 8.0% Other Net interest expense (pro-rata) $87,562 $174,500 - $175,500 $170,500 - $172,500 Net G&A expense (pro-rata)(1) $36,862 $72,000 - $73,500 $73,000 - $75,500 Recurring third party fees & commissions (pro-rata) $13,856 $27,000 - $28,000 $27,000 - $28,000 Certain non-cash items (pro-rata)(2) $25,798 $45,000 - $46,000 $46,500 - $48,500 Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. Earnings Guidance June 30, 2019 (in thousands, except per share data) (1) 2019 includes the impact of ($0.05) per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed. (2) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments. 31 Exhibit 99.2

Supplemental Information 45

NAREIT FFO Guidance: Low High Net income attributable to common stockholders $ 1.56 1 .60 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2 .41 2 .41 Provision for impairment 0 .07 0 .07 Gain on sale of operating properties (0.23) (0.23) NAREIT Funds From Operations $ 3.81 3 .85 Reconciliation of Net Income to Earnings Guidance June 30, 2019 (per diluted share) Full Year 2019 32 Exhibit 99.2

Supplemental Information 46

Glossary of Terms June 30, 2019 Development Completion: A property in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year. Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders. NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sales and land impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019 the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, uncollectible lease income, and other property income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre : NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre . Core Operating Earnings: An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain noncash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of markto- market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings. Property In Development: Properties in various stages of development and redevelopment including active pre-development activities. Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all developments and Non-Same Properties. 33 Exhibit 99.2

Supplemental Information 47